SEMI-ANNUAL

REPORT

TO

SHAREHOLDERS

SEPTEMBER 30, 2001

Service Providers
 Investment Adviser and Administrator
Investors Management Group
2203 Grand Avenue
Des Moines, Iowa 50312-5338

Distributor
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Cline, Williams, Wright, Johnson, & Oldfather
1900 U.S. Bank Building
Lincoln, Nebraska 68508

Table of Contents

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

MESSAGE FROM THE PRESIDENT Vintage Mutual Funds, Inc.

Dear Shareholders:

The date September 11, 2001, will ring hauntingly in our memories forever. The terrorist attacks on that date made us reevaluate our values and priorities. Loss of innocent life at the hands of those having no regard for life makes the words in this report seem rather meaningless. Nevertheless, we hear the words of our country's leaders, and however difficult, we attempt to resume some sense of normalcy. And normalcy for the Vintage Funds entails doing all we can to help our shareholders prosper financially according to their investment needs. As we resume our duty to serve our shareholders in the best way possible, we continue to offer our thoughts and prayers to the victims and their families of that horrific attack.

During this time of reevaluation, we remind you to periodically evaluate your portfolios to assure they are balanced to meet your investing needs based on your time horizon and tolerance for risk. After a magnificent period of returns for funds holding common stocks during the late 1990s and into the first part of 2000, the past 18 months have been abysmal for such funds. Conversely, returns for bond funds have been impressive during the past 18 months, far outdistancing stock funds. Even money market funds have experienced relatively volatile returns as yields have mirrored the Federal Reserve's interest rate policy. An investment philosophy based solely on the past 18 months, or solely on the late 1990's, is a flawed investment philosophy in our judgment. Rather, we hope you share the long-standing mantra of our Vintage Fund Managers - diversification, strong fundamentals and long term investing.

Our investment philosophy remains steady as we attempt to filter out short-term noise and factor in long-term trends as we position our Funds. The Message from the Investment Adviser and Performance Report sections of this report provide our perspective of the future and our performance results over the past six months. To gain further insight into the management philosophy of our Fund Managers, you may wish to refer to an article published in the July 29th issue of The New York Times. The article can be found in the Money & Business section, and it highlights the Vintage Bond Fund and managers Kathy Beyer and Jeff Lorenzen.

In addition to striving for excellent investment performance compared to our benchmark indices and peer mutual funds, we continue to examine methods to better service and add value for current and prospective Vintage shareholders. Recently, our voice response unit was enhanced, and within the next several months, we will roll out online account access, trading and other interactive services through a revamped VintageFunds.com Web site. We want to make certain that you, our shareholders, can easily access your Vintage account information in a manner convenient for each individual. Our goal is to have you click on our Web site, press a button on your cell phone, or step into any AMCORE branch and have immediate access to your Vintage Fund shareholder information.

Sincerely,

David W. Miles
President

The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

For more complete information on any of the Vintage Mutual Funds, including fees, expenses and sales charges, please call 1-800-438-6375 for a free prospectus. Please read it carefully before investing or sending money.

MESSAGE FROM THE INVESTMENT ADVISER Vintage Mutual Funds, Inc.

Dear Shareholders:

September 11, 2001 will forever serve as a point of demarcation for the nation and the markets. We have all come to recognize the fragility of life and rightly place investments and the markets in proper perspective. Needless to say, we at Investors Management Group were shocked as events unfolded last September and we continue to offer our thoughts and prayers to the victims and their families of that horrific attack.

One theme that yet transcends that horrible period is the bravery of the rescuers of that day. These heroes not only deserve our thanks, but they are also indicative of an American spirit that is alive and well. Our investment management continues to be based on that premise.

Prior to September 11 the Vintage portfolios were structured for impending recovery. The events of that day staggered the recovery and brought contraction to an already weak economy teetering on recession. Our positions lost ground across the spectrum of the various mandates with the stock funds "already behind" suffering the most.

Our deliberations led us to determine to stay the course and hold positions under the premise that a recovery, though delayed, would eventually commence. And with that commencement the equity markets would also begin their recovery. Since the troughs of late September, the equity funds have not only recovered their post-attack losses, but have outperformed their respective comparatives.

Here's where we think things now stand.

The most prevalent debate on Wall Street prior to September 11 centered on whether or not the U.S. could avoid a recession. After September 11, that debate became moot as most economists now expect the U.S. to experience an official recession (defined as two consecutive quarters of negative GDP growth). Most observers expect negative economic growth for the third and fourth quarters. Likewise, earnings expectations have once again been sharply lowered.

The good news is that once a recession is fully recognized, U.S. policy officials typically react vigorously to avert destructive economic forces. We are encouraged that this time has been no exception. Since the attacks, the Federal Reserve has injected massive amounts of liquidity into the banking system and has cut the Fed Funds rate by 1.5 percent. Congress has approved large spending measures to bail out the airline industry and to provide funds for rebuilding and defense initiatives. Congress is also in the process of debating additional economic stimulus programs. Concern over protecting the U.S. budget surplus has been replaced by concerns over avoiding a major economic debacle and defeating global terrorism. As a result, monetary and fiscal policies have become very accommodative. This aggressive policy coordination should ultimately help to engineer an economic recovery in 2002.

We reach a point in every business cycle when commentators suggest that interest rate cuts aren't working. However, we believe the economy does respond to lower interest rates through many channels. As the Federal Reserve lowers rates, the spread between the rate at which banks can borrow and lend increases. Banks are more eager to lend as their profit margins rise, which increases the availability of credit. Likewise, when certificate of deposit and money market fund rates are low, consumers are more inclined to spend. Outside the banking system, cheap credit becomes more widely available as well, such as 0% financing on new automobiles. This type of incentive is less costly to the automaker as its borrowing costs decline, and an immediate response was seen as consumers returned to the showrooms in droves in October.

The federal government is also acting swiftly. Congress and the administration approved a $40 billion emergency spending bill soon after the attack, along with $15 billion for the airline industry. The details of an additional $75 billion economic stimulus package are currently being finalized. In fact, the change in fiscal stimulus in 2002 is expected to approach 2 percent of GDP, the largest change in 40 years.

Another stimulus force is coming from attractive mortgage rates. Fifteen-year mortgage rates are now at the lowest level since 1991. The Mortgage Bankers Association Refinancing Index surged to 3460 at the end of September. This is the highest level since the fall of 1998. As consumers lower their monthly mortgage payment, the excess tends to be spent, thus providing additional economic stimulus.

Oil prices have also fallen since the attack as global demand is expected to weaken. OPEC has decided not to cut production immediately in response to falling prices. If the conflict is confined to Afghanistan, oil probably will likely not spike in price as it did during the Gulf War. Lower oil and natural gas prices are another positive in the economic outlook as the winter heating season approaches.

In the fourth quarter 2001, the news on the economy could be bleak. The level of unemployment will rise further and consumers and businesses will be cautious. However, we believe the expected economic recovery will simply be delayed, not aborted.

Of course, the wildcard for the U.S. economy and the financial markets will be the nature and extent of the U.S. war on terrorism. No one knows what lies ahead, but we do expect a prolonged non-traditional, anti-terrorist battle. While there certainly could be additional terrorist attacks on U.S. soil, our investment strategy is based on the assumption that there will not be a major debilitating terrorist strike in this country. Unfortunately, we can expect occasional setbacks, but counter terrorist successes have begun to build as we move forward.

Very aggressive monetary easing is now underway and the Federal Reserve most likely will cut interest rates further to assure an eventual economic recovery. Most importantly, fiscal policy has now turned decidedly stimulative. The depleting U.S. budget surplus is no longer a concern during a crisis environment. Significant government spending will be forthcoming to rebuild and protect the United States going forward. We also expect to see tax cuts accelerated to provide additional stimulus for U.S. consumers. The relentless upward march of the U.S. dollar vis-a-vis foreign currencies is most likely over. To the extent the dollar stops rising, this will help U.S. manufacturers be more competitive overseas. In our view, these stimulative economic forces should cause an economic recovery in mid-2002.

Market history shows that when fear and anxiety are the highest, the stock market is usually at a bottom. Therefore, our strategy continues to emphasize those economic sectors that traditionally benefit most during a recovery, such as consumer discretionary and industrials. We are content to be patient and wait for the aggressive policy actions currently being initiated by the U.S. government and the Federal Reserve to bring about a stronger economic environment in 2002. In our view, bond returns may not remain as favorable as in the past two years, but the constructive support presents a favorable environment for stocks. We will be ready.

Sincerely,

Jay H. Evans
Chief Investment Officer
Investors Management Group

PERFORMANCE REPORT Vintage Mutual Funds, Inc.

The Vintage Money Market Funds

Short-term yields have plunged in reaction to the events of September 11 after having been engineered down by a Federal Reserve Bank intent on restarting the U.S. economy. The potential for additional rate cuts remains a distinct possibility as recovery signs continue to be elusive. Most likely though, the most significant moves ahead will be upward, with the contingent that any terrorist attacks would trigger further "flight to quality" and to short term instruments. These reactions would be expected to be temporary.

The Government Assets Fund

Yields on government securities trended lower as the Fed cut rates 75 basis points during the quarter. The tragic events in September prompted significant rate cuts in September and October and changed the immediate outlook for short-term rates, but the intermediate outlook did not change. We shortened the Fund's average days to maturity as the government money market yield curve flattened and longer investments did not provide significant additional yield. Cash flow was reinvested in securities maturing toward the beginning of the second quarter of 2002 in anticipation of increasing short-term rates as the economy eventually begins to recover.

The Liquid Assets Fund

The yield in the Liquid Assets Fund trended lower and average days to maturity lengthened as corporate spreads widened and longer-term investments provided additional yield. Cash flow was reinvested in securities maturing toward the beginning of the second quarter of 2002 in anticipation of increasing short-term rates.

The Municipal Assets Fund

Municipal yields trended lower, although they did not fall as quickly as Treasury yields, providing opportunities to extend the average days to maturity to lock in higher yields in the declining interest rate environment. Cash flow was reinvested in securities maturing toward the beginning of the second quarter of 2002 in anticipation of increasing short-term rates.

Although the Vintage Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Vintage Money Market Funds are neither insured nor guaranteed by the U.S. Government.

VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001
Par Value	Description	Value
U.S. Government Agency (57.07%):
Federal Farm Credit Bank:
$1,750,00	6.00%, 10/01/01	$1,750,000
5,000,000	6.63%, 02/01/02	5,045,466
200,000	6.63%, 02/01/02	202,671
720,000	5.52%, 02/25/02	728,152
Federal Home Loan Bank:
5,000,000	2.95%***, 11/09/01	5,000,344
5,000,000	2.95%***, 11/09/01	5,000,449
800,000	6.00%, 11/15/01	802,366
1,450,000	6.00%, 11/15/01	1,455,819
2,000,000	5.12%, 01/16/02	2,009,436
2,000,000	6.75%, 02/01/02	2,019,998
3,300,000	6.75%, 02/01/02	3,332,563
10,000,00	6.75%, 02/15/02	10,091,472
840,000	5.13%, 02/26/02	848,589
100,000	5.33%, 03/26/02	101,399
Federal Home Loan Mortgage Corporation:
10,000,00	2.08%**, 10/30/01	9,983,486
5,750,000	4.75%, 12/14/01	5,748,890
10,000,00	4.75%, 12/14/01	10,010,689
5,000,000	3.45%**, 01/03/02	4,956,133
465,000	6.62%, 03/26/02	473,715
Federal National Mortgage Association:
2,325,000	6.48%, 11/02/01	2,332,516
750,000	6.63%, 01/15/02	756,677
1,610,000	6.63%, 01/15/02	1,628,866
5,000,000	6.38%, 01/16/02	5,041,807
650,000	5.38%, 03/15/02	658,063
260,000	5.38%, 03/15/02	263,404
300,000	6.63%, 04/15/02	306,541
Student Loan Marketing Association:
7,500,000	2.92%, 03/13/02	7,500,660
Total U.S. Government Agency		88,050,171
Repurchase Agreements (42.64%):
Bear Stearns:
38,000,00	3.38%, 10/01/01
(Purchased on 9/28/01, proceeds at maturity $38,010,703;Collateralized by
$48,045,000 Govt. Agencies, 6/01/31, Market Value $38,762,520)		38,000,000
Morgan Stanley Dean Witter:
27,778,271	3.30%, 10/01/01
(Purchased on 9/28/01, proceeds at maturity $27,785,910;Collateralized by
$28,195,000 Govt. Agencies, 11/12/02 to 1/10/25, Market Value $30,143,210)		27,778,271
		65,778,271
Total Investments in Securities
(99.71%)
(Cost--$153,828,442)		$153,828,442
Other Assets and Liabilities
(0.29%)		445,590
Net Assets (100.00%)		$154,274,032

** Effective yield at date of purchase.
*** Interest rate fluctuates with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.

VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001
Par Value	Description	Value
Loan Certificates--FmHA Guaranteed Loan
Certificates (11.38%):
$19,267,53.60%	3.60% to 6.25%*, 4/10/02 to 02/01/29	$19,267,521
Trust Certificates- -U.S. Govt. Guaranteed Student Loans (2.95%):
5,000,000	3.18%***, 12/18/01	5,000,000
Commercial Paper (36.09%):
Cooperative Association Tractor:
5,500,000	3.56%**, 10/01/01	5,500,000
3,000,000	3.51%**, 10/09/01	2,997,667
Eagle Funding:
1,092,000	3.54%**, 10/04/01	1,091,679
1,341,000	3.54%**, 10/05/01	1,340,474
2,930,000	3.48%**, 10/09/01	2,927,741
4,000,000	3.53%**, 10/11/01	3,996,089
Edison Asset Securities:
3,000,000	3.51%**, 10/05/01	2,998,833
3,000,000	2.46%**, 10/22/01	2,995,713
General Electric Capital:
4,500,000	2.41%**, 10/30/01	4,491,300
Grand Funding:
3,000,000	3.54%**, 10/12/01	2,996,773
3,000,000	3.55%**, 10/17/01	2,995,280
3,000,000	3.53%**, 10/30/01	2,991,517
Three Rivers Funding:
3,500,000	3.49%**, 10/03/01	3,499,321
Thunder Bay Funding:
3,150,000	3.29%**, 10/04/01	3,149,136
487,000	2.59%**, 10/05/01	486,860
4,742,000	2.54%**, 10/09/01	4,739,323
Triple A1 Funding:
3,800,000	2.54%**, 10/02/01	3,799,732
4,714,000	2.49%**, 10/09/01	4,711,392
Vulcan Materials:
3,400,000	2.60%**, 10/10/01	3,397,790
	Total Commercial Paper	61,106,620
Corporates (39.35%):
American International Group:
2,000,000	7.15%, 03/28/02	2,042,506
Archer Daniels Midland:
4,080,000	4.31%**, 05/01/02	3,981,059
Associates Corporation:
2,000,000	7.88%, 09/30/01	2,000,000
Bank One Corporation:
1,000,000	6.40%, 08/01/02	1,021,324
1,000,000	6.40%, 08/01/02	1,029,867
Beneficial Corporation:
3,000,000	6.60%, 06/21/02	3,055,995
California Petroleum Transportation:
5,700,000	7.49%, 04/01/02	5,806,435
Caterpillar Financial Services Corporation:
1,000,000	6.02%, 04/15/02	1,016,889
CitiGroup:
2,000,000	7.45%, 06/06/02	2,064,856
Dayton Hudson:
1,000,000	9.75%, 07/01/02	1,041,690
Donaldson Lufkin Jenrette:
2,500,000	3.91%****, 11/30/01	2,501,283
2,130,000	6.00%, 12/01/01	2,136,544
1,100,000	5.88%, 04/01/02	1,109,391
Elf Aquitaine:
2,395,000	8.00%, 10/15/01	2,396,593
1,000,000	8.00%, 10/15/01	1,001,898
First Chicago (Bank One Corporation):
250,000	6.70%, 03/15/02	253,499
Firstar (U.S. Bancorporation):
2,000,000	6.50%, 07/15/02	2,039,999
Ford Motor Credit Company:
2,000,000	6.50%, 02/28/02	2,019,321
General Electric Capital Corporation:
1,000,000	6.29%, 12/15/01	1,002,332
1,050,000	7.00%, 03/01/02	1,069,088
General Motors Acceptance Corporation:
4,000,000	9.63%, 12/15/01	4,026,617
2,345,000	5.50%, 01/14/02	2,354,686
Household Finance Corporation:
2,000,000	6.13%, 07/15/02	2,031,518
International Lease Finance Corporation:
4,000,000	6.38%, 08/01/02	4,086,174
Lehman Brothers PLC:
4,000,000	3.76%*****, 06/03/02	4,007,220
M & I Bank of Southern Wisconsin:
3,500,000	7.25%, 03/22/02	3,558,373
Merrill Lynch & Company:
3,000,000	7.57%, 11/09/01	3,003,830
National Rural Utilities:
2,500,000	5.10%, 02/05/02	2,512,177
Ontario Province, Ontario:
1,215,000	8.00%, 10/17/01	1,217,578
Virginia Electric and Power:
1,208,000	7.38%, 07/01/02	1,239,701
	Total Corporates	66,628,443
Repurchase Agreements (9.65%):
Bear Stearns:
16,332,789	3.38%, 10/01/01
	(Purchased on 9/28/01, proceeds
	at maturity $16,337,389;
	Collateralized by Govt.
	Agencies, 6/01/31,
	Market Value $16,660,340)	16,332,789
Total Investments in Securities (99.42%) (Cost--$168,335,373)		$168,335,373
Other Assets and Liabilities (0.58%)		986,648
Net Assets (100.00%)		$169,322,021

* Interest rate fluctuates with prime rate. Put option subject no longer than 7-day settlement
** Effective yield at date of purchase.
*** Interest rate fluctuates with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.
**** Interest rate fluctuates monthly with Libor rate.
***** Interest rate fluctuates quarterly with Libor rate.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001

Par Value	Description	Value
Industrial Development Bonds (1.48%)
Iowa (1.48%)
$121,536	Iowa HFA (Starr-Terry Project), 5.31%**, 05/15/05	$121,536
554,298	Sioux City, IA (Handy Partnership), 4.81%**, 09/15/04	554,298
65,021	Vinton, IA (Twin City Concrete), 5.04%**, 06/15/02	65,021
	Total Industrial Development Bonds	740,855
Variable Rate Demand Obligations (63.20%)
Arizona (1.00%)
500,000	Apache Co., AZ IDA 7-Day, 2.25%**, 12/15/18	500,000
Delaware (3.79%)
1,900,000	Delaware State Economic Development 7-Day, 2.35%**, 10/01/28	1,900,000
Florida (6.19%)
1,200,000	Alachua Co., FL Health Facility 7-Day, 2.32%**, 12/01/26	1,200,000
900,000	Manatee Co., FL PCR DTN, 5.50%*, 09/01/24	900,000
1,000,000	Putnam Co., FL PCR DTN, 5.50%*, 09/01/24	1,000,000
		3,100,000
Illinois (6.55%)
580,000	Illinois Health Facility Authority (Carle Foundation) 7-Day, 5.60%**,07/01/28	580,000
1,200,000	Illinois Health Facility Authority 7-Day, 2..30%**, 04/01/32	1,200,000
1,500,000	McCook, IL St. Andrew Revenue 7-Day, 2.35%**, 12/01/21	1,500,000
		3,280,000
Iowa (3.59%)
800,000	Iowa Finance Authority Hospital Facilities Revenue 7-Day, 2.30%**, 07/01/13	800,000
1,000,000	Iowa Finance Authority Revenue 7-Day, 2.28%**, 08/15/24	1,000,000
		1,800,000
Michigan (2.99%)
500,000	Michigan State Health Facilities (Mt. Clemens) 7-Day, 2.25%**, 08/15/15	500,000
1,000,000	Michigan State Strategic Funding DTN, 2.70%*, 06/15/10	1,000,000
		1,500,000
Minnesota (3.74%)
1,875,000	Duluth, MN Tax Increment Revenue 7-Day, 2.25%**, 09/01/10	1,875,000
Missouri (3.79%)
1,900,000	Missouri Higher Education Loan Facility 7-Day, 2.35%**, 06/01/17	1,900,000
North Dakota (0.80%)
400,000	Grand Forks, ND Hospital Facilities DTN, 2.80%*, 12/01/16	400,000
Ohio (0.60%)
300,000	Cuyoga County, OH, Hospital Revenue DTN, 2.75%*, 01/01/16	300,000
Oregon (2.40%)
1,200,000	Portland, OR Pollution Control Revenue DTN, 2.75%*, 12/01/09	1,200,000
Pennsylvania (10.18%)
500,000	Benzinger Township, PA Hospital Authority 7-Day, 2.35%**, 12/01/30	500,000
900,000	Erie County, PA Hospital Authority DTN, 2.70%*, 05/15/20	900,000
1,200,000	Lehigh County, PA Hospital DTN, 2.80%*, 07/01/28	1,200,000
1,000,000	North Hampton County, PA Higher Education 7-Day, 2.25%**, 11/01/28	1,000,000
800,000	Pennsylvania Turnpike Commission DTN, 2.70%*, 06/01/27	800,000
600,000	Pennsylvania Turnpike Commission DTN, 2.70%*, 06/01/28	600,000
100,000	Quakertown, PA General Authority 7-Day, 2.25%**, 07/01/26	100,000
		5,100,000
Tennessee (3.31%)
1,660,000	Sullivan County, TN Industrial Development (Mead) DTN, 2.75%*, 10/01/16	1,660,000
Texas (7.98%)
500,000	Grapevine, TX Industrial Development Series A1 DTN, 2.65%*, 12/01/24	500,000
500,000	Grapevine, TX Industrial Development Series B4 DTN, 2.65%*, 12/01/24	500,000
500,000	Hunt Co., TX Industrial Development 7-Day, 2.25%**, 10/01/02	500,000
700,000	Lone Star, TX Airport Series A2 DTN, 2.80%*, 12/01/14	700,000
1,000,000	Lone Star, TX Airport Series A3 DTN, 2.80%*, 12/01/14	1,000,000
200,000	Lone Star, TX Airport Series B2 DTN, 2.80%*, 12/01/14	200,000
600,000	Lone Star, TX Airport Series B5 DTN, 2.80%*, 12/01/14	600,000
		4,000,000
Utah (1.10%)
550,000	Salt Lake City, UT Revenue 7-Day, 2.15%**, 01/01/20	550,000
Washington (5.19%)
800,000	Port of Vancouver, WA, Series 84B 7-Day, 2.25%**, 12/01/09	800,000
1,800,000	Washington State Health Facility DTN, 2.80%*, 02/15/27	1,800,000
		2,600,000
	Total Variable Rate Demand Obligations	31,665,000
Municipal Bonds (30.61%)
Alaska (0.20%)
100,000	Fairbanks North Star Boro, AK Series U, 8.00%, 11/01/01	100,357
Arizona (2.05%)
600,000	Phoenix, AZ Civic Improvement, 5.25%, 07/01/02	612,161
400,000	Scottsdale, AZ General Obligation, 7.00%, 07/01/02	413,211
		1,025,372
Florida (0.99%)
185,000	Florida State Board of Education, 6.00%, 06/01/02	190,125
100,000	Orlando, FL Utilities Commission, 5.30%, 10/01/01	100,000
200,000	Orlando, FL Utilities Commission, 6.50%, 10/01/01	204,000
		494,125
Georgia (1.13%)
565,000	Municipal Electric Authority, GA, 5.00%, 01/01/02	568,252
Illinois (1.22%)
150,000	Illinois State, 5.25%, 07/01/02	152,863
100,000	Lake County, IL Forest Preserve District, 5.00%, 02/01/02	101,033
250,000	Regional Transportation Authority, IL, 5.00%, 06/01/02	253,934
100,000	Southern Illinois University Housing Revenue, 5.25%, 04/01/02	101,196
		609,026
Indiana (0.61%)
100,000	Duneland, IN School Building Corporation, 4.45%, 08/01/02	101,427
100,000	Indiana University Student Fee Series J, 4.55%, 08/01/02	101,637
100,000	Mill Creek, IN Community East Elementary School, 4.05%, 07/05/02	100,778
		303,842
Kentucky (0.80%)
400,000	Kentucky State Property and Buildings Commission, 5.25%, 02/01/02	403,252
Michigan (0.91%)
200,000	Novi, MI Community School District, 3.50%, 05/01/02	201,025
250,000	Rockford, MI Public School District, 4.35%, 05/01/02	252,655
		453,680
Minnesota (0.25%)
125,000	Anoka County, MN State-Aid Road, Series 2001B, 3.30%, 05/01/02	125,354
Missouri (0.24%)
115,000	Missouri State Environmental Improvement, 6.45%, 07/01/02	120,651
Nevada (2.32%)
325,000	Clark County, NV Series A, 6.10%, 06/01/02	338,500
600,000	Las Vegas, NV Refunding, 6.50%, 04/01/02	623,640
200,000	Nevada State Water Pollution Control, 5.38%, 02/01/02	201,754
		1,163,894
New York (1.00%)
500,000	New York State Environmental Facilities, 4.00%, 11/15/01	500,954
Ohio (0.50%)
250,000	Ohio State Water Development Authority Revenue, 3.73%***, 12/01/01	248,444
Oregon (0.68%)
185,000	Portland, OR Parking Revenue, 3.00%, 04/01/02	185,406
150,000	Tri-County Metropolitan Transportation District, OR, 5.60%, 07/01/02	154,786
		340,192
Pennsylvania (2.68%)
400,000	Blairsville-Saltsburg School District, PA, 6.50%, 05/15/02	410,178
435,000	North Pennsylvania School District, PA, 2.95%***, 02/15/02	269,452
200,000	Pennridge, PA School District, Series A 6.25%, 02/15/02	202,595
200,000	Pennsylvania State, First Series, 5.13%, 03/15/02	202,110
250,000	Philadelphia, PA School District Series A, 6.50%, 05/15/02	259,099
		1,343,434
South Carolina (3.05%)
500,000	Charleston County, SC Park and Recreation, 5.20%, 02/01/02	504,359
250,000	Charleston County, SC School District, 5.90%, 02/01/02	252,803
350,000	Richland County, SC School District #2, 4.00%, 03/01/02	352,002
400,000	South Carolina State Public Service Authority, 6.63%, 07/01/02	420,482
		1,529,646
Texas (3.45%)
300,000	Eanes, TX Independent School District, 2.40%***, 08/01/02	294,094
240,000	Flower Mound, TX Certificates, 5.50%, 03/01/02	242,648
250,000	Fort Bend, TX Independent School District, 4.80%, 02/15/02	251,919
200,000	Harris County, TX, 9.00%, 06/01/02	207,824
250,000	Texas A & M University, 5.50%, 05/15/02	254,357
250,000	Texas State Public Finance Authority, 5.20%, 10/01/01	250,000
225,000	University of North Texas, 5.90%, 04/15/02	228,427
		1,729,269
Washington (1.93%)
500,000	Snohomish County, WA Public Hospital District #2, 6.85%, 12/01/01	502,159
450,000	Washington State Public Power Supply, 7.70%, 07/01/02	465,464
		967,623
Wisconsin (6.60%)
750,000	DePere, WI Unified School District, 5.13%, 11/30/01	751,019
100,000	Eau Claire County, WI, 5.30%, 04/01/02	101,156
200,000	Green Bay, WI, Series A, 4.50%, 04/01/02	201,708
165,000	Kiel, WI Area School District, 4.00%, 03/01/02	165,264
495,000	Menomonee Falls, WI Refunding, 5.00%, 11/01/01	495,203
200,000	Platteville, WI School District, 4.75%, 03/01/02	201,626
750,000	River Falls, WI School District, 5.13%, 11/30/01	751,016
140,000	Wisconsin Indianhead Technical College District, WI, 5.05%, 10/01/01	140,000
500,000	Wisconsin, State of, Refunding Series 4, 4.20%, 11/01/01	499,875
		3,306,867
	Total Municipal Bonds	15,334,234
Mutual Funds (4.26%)
635,644	Aim Institutional Tax Free Cash Reserve, 2.24%****	635,644
1,500,000	ABN AMRO MuniTOPS Certificates Trust, 2.31%****	1,500,000
		2,135,644
	Total Investments in Securities (99.55%) (Cost--$49,875,733)	$49,875,733
	Other Assets & Liabilities (0.45%)	227,345
Net Assets (100.00%)		$50,103,078

* Variable rate, put option subject to next business day settlement.
** Variable rate, put option subject to no longer that 7-day settlement.
*** Effective yield at date of purchase.
**** Rate shown is as of September 30, 2001

The Vintage Fixed Income Funds

The good news is that once a recession is fully recognized U.S. policy officials typically react vigorously to avert destructive economic forces. We are encouraged that this time has been no exception. Since the attacks, the Federal Reserve injected massive amounts of liquidity into the banking system and cut the Fed Funds rate aggressively. Congress has approved large spending measures to bail out the airline industry and to provide funds for rebuilding and defense initiatives. Congress is also in the process of debating additional economic stimulus programs that may include tax cuts. Concern over protecting the U.S. budget surplus has been replaced by concerns over avoiding a major economic debacle and defeating global terrorism. As a result, monetary and fiscal policies have become very accommodative. This aggressive policy coordination should ultimately help to engineer an economic recovery in 2002.

Following the terrorist attacks, investors rushed to U.S. Treasury bills as a safe haven. Three-month Treasury bill yields dropped 0.89 percent. Other short and intermediate-term yields also dropped significantly. The two-year Treasury note and 5-year Treasury note yields dropped 0.65 percent and 0.52 percent, respectively. This sharp drop in yields boosted bond returns for the quarter. The Lehman Aggregate Bond Index posted a total return of 4.61 percent for the quarter ended September 30, 2001.

The two-year Treasury note is now at the lowest yield since 1958. Short-term yields are likely to stay low in the next few months. The Federal Reserve is likely to cut the Federal Funds rate again at its November meeting. The two-year Treasury note has a strong underpinning as long as the Fed is easing.

As the immediate pressure of this crisis passes and the economy begins to gain traction next year, at some point the Federal Reserve will begin to raise rates as it moves to a more neutral monetary policy stance. The direction of the two-year Treasury note can shift quickly and dramatically once the market anticipates that the Federal Reserve easing cycle is finished.

While short and intermediate-term yields fell from one-half to a full percent, long-term rates were little changed. The ten-year Treasury yield fell only one-quarter percent after the attack and the thirty-year Treasury yield was unchanged.

The U.S. Treasury has been buying back long-term Treasury debt over the last eighteen months. These buybacks are likely to be significantly reduced over the next year. The emergency spending and economic stimulus packages along with the tax cuts already in place are likely to push the budget into a deficit position in fiscal year 2002. In addition, defense and national security spending are likely to increase substantially going forward. Nominal government spending on defense equipment is only 0.8% of GDP, a post-war low.

Both the Federal Reserve and the federal government are focused on ensuring an economic recovery. Long-term rates are already lower than the period following the 1990-91 recession, and are near the low rates of the period during the Asian financial crisis of 1998.

Long-term rates are also low relative to the trend in inflation and overvalued according to the IMG Secular Bond Model. In the near-term inflation may drift lower as goods prices decline. Commodity prices, for example, have continued to drift lower in recent weeks. Inflation is not on policy officials' radar screen. They are only concerned with an economic recovery. If, however, monetary and fiscal policy remains too easy for too long a period of time, inflation will once again become worrisome.

A key to the inflation outlook is the value of the dollar. The dollar has been strong since July 1995, advancing since then by nearly 140 percent on a trade-weighted basis. The United States has been the beacon of both political and economic stability. As a result foreign capital flows into the U.S. have increased. Foreign investors own 32 percent of the U.S. Treasury market and 22 percent of the U.S. corporate bond market. The U.S. needs this capital to finance a record trade deficit. If foreign investors begin to view the U.S. differently, the impact on inflation and interest rates should not be underestimated. The strong dollar has been a primary force that has kept inflation low over the last several years. Since the terrorist attack the dollar has declined only slightly. We are keeping a close eye on the dollar.

As news on the economy over the next few months is gloomy, long-term yields may remain stable or even move slightly lower. Given current valuations, the massive monetary and fiscal stimulus, and the prospects for a weaker dollar, however, we are maintaining portfolio durations shorter than the benchmark. Bond market returns in the fourth quarter will likely be positive, but the risks for a reversal by mid-2002 are building.

Corporate bonds lagged other sectors, particularly in September, due to the flight-to-safety. The Lehman Corporate Index posted a return of 3.69 percent versus 5.50 percent for the Lehman Treasury Index. Concerns about corporate profitability escalated following September 11. Higher quality, financial and utility sectors, and intermediate maturities fared better than their lower rated, industrial, and longer maturity counterparts. Corporate bond yields are now at the highest relative to Treasuries since the 1990-91 recession and the Gulf War.

The mortgage-backed securities sector performed better than corporate bonds, but still underperformed Treasuries. The Lehman MBS Index posted a return of 4.21 percent for the quarter. Mortgage-backed securities are likely to continue to underperform as the refinancing index continues to rise. This prepayment wave may be bigger than that of last spring as the steeper yield curve allows fifteen-year and five-year balloon mortgages to be priced more attractively. Prepayment fears typically provide an opportunity to overweight mortgage-backed securities and we are watching developments in this sector carefully.

The agency sector was the only sector to keep pace with Treasuries, with a total return of 5.41 percent for the quarter. Agencies benefited from being less exposed to credit quality deterioration during troubled times.

Yields may be stable or even move down further over the next few months. We recommend, however, that investors begin to prepare for an unfriendly bond market in 2002. Corporate bonds already reflect a lot of bad news and provide opportunity if one carefully analyzes company fundamentals, credit quality measures and industry trends. Mortgage-backed securities' underperformance will produce an attractive opportunity to move to an overweighted position in the fourth quarter. In summary, the bond market has had a strong performance year-to-date, with the total return of the Lehman Aggregate Bond Index of 12.95 percent. Bonds may struggle to repeat that performance in the next twelve months.

The Vintage Equity Funds

The stock market was already down significantly in the months prior to the September 11 attacks. Concern regarding lower-than-expected corporate earnings and increasing layoffs continued to put downward pressure on stock prices. After the market reopened following the attacks, stocks quickly suffered their worst weekly decline since 1933. This was not entirely unexpected as stocks typically decline sharply at the beginning of a crisis event.

For the third quarter of calendar year 2001, the Dow Jones Industrial Average declined 15.36 percent, its worst quarter in 14 years. The S&P 500 Index declined 14.68 percent and the NASDAQ Composite suffered significant damage with a bruising decline of 30.60 percent.

Following the horrible events of September, the overriding theme for the stock market was a flight to stocks perceived to provide a safe haven during times of uncertainty. The best performing sectors included healthcare (+2.7 percent), followed by consumer staples (+2.6 percent) and telecommunications (-0.1 percent). Healthcare and consumer staples are classic defensive sectors that are typically favored during economic slowdowns due to their consistent and reliable earnings growth. Telecommunications stocks held up well as investors believed telephone services will be in greater demand due to the slowdown in air travel.

The worst performing sectors included information technology (-34.0 percent), consumer discretionary (-21.8 percent) and industrials (-19.2 percent). These economically sensitive sectors performed poorly as investors became convinced that a deeper economic slowdown would be a consequence of the terrorist attacks.

Prior to the attacks, our equity portfolio strategy emphasized an expected economic recovery to develop by the end of this year. In our opinion, the U.S. economy was on the verge of recovery. We were encouraged to see several leading indicators beginning to improve, suggesting that conditions were starting to fall into place for renewed economic growth. The National Association of Purchasing Manager's Survey was improving suggesting that the pace of contraction in the manufacturing sector of the economy was beginning to slow. Substantial progress had been made in liquidating excess business inventories and the decline in industrial production was showing signs of hitting bottom. Additionally, a broad decline in stock prices during August moved stocks to a level where they were poised to rise, in our view.

All of this changed dramatically. As a result of the economic ramifications caused by the unforeseen attacks, our equity portfolios declined more than the S&P 500 Index during the quarter.

Our overweight in the consumer discretionary sector and our underweight in the consumer staples and telecommunications sectors negatively impacted portfolio results. Weak stock performance in the industrial and financial sectors also contributed to the portfolio's underperformance. Helping to offset underperformance was our overweight in the healthcare sector and strong relative stock performance in the consumer discretionary and technology sectors.

After the severe decline in stock prices during the week following the reopening of the U.S. stock exchanges, the stock market was in a deeply oversold condition. Sentiment indicators such as put/call ratios turned decidedly bearish indicating a strong level of investor fear. Volume levels spiked sharply higher under intense selling pressure. Balances in money market funds now stand at $2.2 trillion, the highest level in 20 years. These indicators suggest a near-term selling climax has likely occurred.

The historical precedent for crisis events such as war or economic instability shows the stock market typically suffers a severe decline at the onset of a crisis but that a recovery usually ensues once the crisis begins to fade. We expect this will be the case again, particularly considering how firmly U.S. policy officials are planting the seeds of the next recovery. However, the real question going forward will be how long the current crisis lasts and how quickly the economy and the stock market return to health.

Looking over the near-term, market conditions will most likely continue to be volatile. Upcoming third quarter earnings reports and anticipated U.S. military actions and the chance of additional terrorist attacks could keep a cloud of uncertainty hanging over the stock market. It would not be unusual for the market to retest the lows put in place following the terrorist attacks. Nonetheless the equity portfolios are positioned to take advantage of a recovering U.S. economy during 2002.

The Vintage Limited Term Bond Fund

Short-term interest rates are at the lowest level they've been since the 1960s, after rates were cut following the September 11 tragedy. The Federal Funds rate is now below the rate of consumer price inflation. This extremely stimulative monetary policy, combined with a loosening fiscal policy, is likely to lead to an economic recovery in mid-2002. While short-term yields may decline in the coming months as the Federal Reserve cuts rates, looking further out these yields should firm and eventually reverse course as the economy begins to enter its recovery phase.

Long-term rates are lower than in 1993 and near 1998 levels. Given the loose monetary policy, combined with the upcoming stimulative fiscal policy and an economic recovery, long-term rates are unlikely to move much lower. The fund is positioning for an eventual stronger economy and strengthening interest rate levels by overweighting corporate bonds and shortening its duration.

The lower interest rate environment has led to a surge in mortgage loan refinancings. As the refinancing wave peaks the allocation to mortgage-backed securities may be increased. The Fund also invests in asset-backed securities, which serve to enhance its yield and have more stable prepayment characteristics than mortgage-backed securities.

For the six months ended September 30, 2001, the Fund provided a total return of 4.16 percent. The Fund ended the period with net assets of $47.6 million.

VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001
Par Value	Description	Value
U.S. Treasury Notes (3.77%)
$1,750,000	6.63%, 04/30/02	$1,791,825
U.S. Government Agencies (10.18%)
1,100,000	Federal Agricultural Mortgage Corp. Discount Note, 10/01/01	1,100,000
1,000,000	Federal Home Loan Bank, 5.50%, 01/21/03	1,035,530
1,000,000	Federal Home Loan Bank, 6.61%, 12/27/02	1,010,000
400,000	Federal Home Loan Bank, 7.09%, 08/14/03	407,000
1,000,000	Federal National Mortgage Assoc., 6.25%, 12/13/02	1,039,530
250,000	Federal National Mortgage Assoc., 7.20%, 11/09/05	251,250
	Total U.S. Government Agencies	4,843,310
Mortgage Related Securities (33.71%)
Collateralized Mortgage Obligations (8.40%)
265,412	Federal National Mortgage Assoc. 1997-72 VA, 7.00%, 10/18/02	269,141
576,790	Federal Home Loan Mortgage Corp. Series 1515 Class E, 6.50%, 03/15/07	581,791
344,625	Federal Home Loan Mortgage Corp. T-11 Class A3, 6.50%, 03/25/11	344,135
1,000,000	Federal Home Loan Mortgage Corp. T-15 Class A3, 5.94%, 12/05/19	1,021,610
338,666	Federal National Mortgage Assoc. 1993-14, 6.00%, 02/25/08	343,502
1,066,000	Prudential Home Mortgage Securities 1995-5 Class A4, 7.25%, 09/25/25	1,088,834
344,067	Salomon Brothers Mortgage Securites VII 1996-C1 Class A2, 6.78%, 01/20/28	350,976
		3,999,989
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (0.95%)
431,535	#E61274, 7.00%, 08/01/09	451,938
Asset Backed Securities (24.36%)
161,711	Conseco 2000-D, 7.52%, 10/15/31	162,842
1,000,000	Copelco Capital Funding, 7.12%, 08/18/03	1,029,370
133,333	Fingerhut 98-1A, 6.07%, 05/15/05	133,755
590,000	GE Capital Mortgage Services Series 1999-HE3 Class A4, 7.46%, 07/25/25	626,326
2,000,000	GE Capital Mortgage Services Series 1998-HE1 Class A4, 6.44%, 10/25/16	2,016,300
354,000	Honda Auto Lease Trust 1999-A, 6.65%, 07/15/05	362,347
524,906	IMC Home Equity Loan Trust Series 1997-3, Class A7, 7.08%, 08/20/28	554,463
625,673	Indymac Manufactured Housing Contract Series 1998-2, Class A2, 6.17%, 12/25/11	634,382
256,390	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	269,985
1,253,061	Residential Funding Mortgage Securities II Series 1997-HS5, Class M1, 7.01%, 05/25/27	1,259,239
590,000	Residential Asset Securities Corp Series 2000-KS2, Class AI3, 7.65%, 08/25/05	623,807
1,000,000	The Money Store Home Equity Trust Series 1996-B Class A9, 8.14%, 10/15/27	1,077,650
730,416	The Money Store Home Improvement Trust Series 1997-1 Class M1, 7.41%, 05/15/17	761,590
1,000,000	The Money Store Home Improvement Trust Series 1997-2 Class M1, 7.17%, 02/15/20	1,034,240
1,000,000	Union Acceptance Corp., 6.82%, 01/09/06	1,048,220
		11,594,516
	Total Mortgage-Related Securities	16,046,443
U.S. Taxable Municipal Bonds (1.90%)
205,000	Bexar County, TX Housing, 8.75%, 05/01/05	222,308
500,000	Coralville, IA, 8.25%, 06/01/02	501,615
175,000	St. Charles Arena, 6.54%, 09/15/05	181,920
		905,843
Corporate Bonds (49.85%)
Banking and Financial Services (9.58%)
1,000,000	Bear Stearns, 7.00%, 01/15/27	1,007,500
1,000,000	Beneficial Corp, 6.27%, 12/06/01	1,006,250
1,000,000	CIT Group, Inc., 5.50%, 02/15/04	1,026,250
1,000,000	CNA Financial, 6.25%, 11/15/03	1,005,000
500,000	Susquehanna Banc, 6.30%, 02/01/03	512,500
		4,557,500
Consumer Goods and Services (13.57%)
1,000,000	CUC International, 3.00%, 02/15/02	993,750
1,000,000	Dillard's Department Store, 9.50%, 10/15/01	1,000,000
1,500,000	Equifax, 6.50%, 06/15/03	1,556,250
216,000	Ikon Office, 6.75%, 11/01/04	210,330
1,000,000	Motorola, 6.45%, 02/01/03	1,015,000
650,000	Savoy Pictures, 7.00%, 07/01/03	641,063
1,000,000	Shoppers Food, 9.75%, 06/15/04	1,043,750
		6,460,143
Healthcare (4.11%)
1,000,000	Healthsouth Corp, 3.25%, 04/01/03	945,000
1,000,000	Nationwide Health, 7.67%, 04/18/03	1,012,500
		1,957,500
Industrial Goods and Services (12.67%)
1,000,000	Boeing Company, 6.35%, 06/15/03	1,041,250
1,000,000	Comdisco, 9.50%, 08/15/03	755,000
1,000,000	Consolidated Natural Gas, 7.25%, 10/01/04	1,073,750
500,000	Cummmins Engine, 6.75%, 02/15/27	471,875
500,000	Shaw Group Zero Coupon, 05/01/21	268,750
1,000,000	Thermo Fibertek, 4.50%, 07/15/04	918,750
1,000,000	Xerox Corporation, 8.13%, 04/15/02	995,000
500,000	Xtra, 8.99%, 01/22/02	508,125
		6,032,500
Railroads (2.18%)
1,000,000	Norfolk Southern Railway Equipment Trust, 7.75%, 08/15/02	1,036,250
Telecommunications (2.20%)
1,000,000	Worldcom, 7.88%, 05/15/03	1,048,750
Utilities (5.54%)
1,000,000	Central LA Electric, 7.50%, 07/15/04	1,076,250
1,000,000	Central Maine, 7.50%, 06/16/02	1,026,250
520,000	Old Dominion Electric Cooperative, 7.97%, 12/01/02	533,650
		2,636,150
	Total Corporate Bonds	23,728,793
Mutual Funds (0.25%)
121,180	Government Assets Fund T Shares, 2.70%**	121,180
	Total Investments in Securities (99.66%)
	(Cost $50,707,109)	$47,437,394
	Other Assets & Liabilities (0.34%)	161,495
	Net Assets (100.00%)	$47,598,889

** Rate shown is as of September 30, 2001.

The Vintage Bond Fund

While the equity markets suffered following their peak in 2000, the Bond Fund has provided excellent returns over the past twelve to eighteen months, proving the value of bonds as an important stabilizing investment component-especially in turbulent times. After the rate cuts that followed the tragic events of September 11, short-term interest rates fell to their lowest levels since the 1960s. And short-term rates may not have seen their lows, depending on the severity of the post-attack slowdown. However, longer term, many feel the extremely stimulative monetary and fiscal policy currently underway should to lead to an economic recovery sometime in mid-2002. Should these conditions unfold long-term rates are unlikely to move much lower.

The duration of the Fund is shorter than its benchmark due to the likelihood that longer term interest rates are near their lows for the current cycle-or at least that they are closer to their lows than their highs. Also, given the recessionary nature of current conditions, corporate bond yield spreads, when compared to guaranteed treasuries, are at their extreme highs-making corporates very attractive in terms of their relative valuation. The Fund is overweight to the corporate bond sector, since this sector should outperform Treasuries as the economy recovers. The lower interest rate environment has led to a surge in mortgage loan refinancings. As the refinancing wave peaks in the fourth quarter the allocation to mortgage-backed securities may be increased.

For the six months ended September 30, 2001, the Fund provided a total return of 4.93 percent. The Fund ended the period with net assets of $43.5 million.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001

Par Value	Description	Value
U.S. Treasury Bonds (13.80%)
$1,200,000	7.50%, 11/15/16	$1,475,052
2,100,000	8.13%, 08/15/19	2,755,746
500,000	12.00%, 08/15/13	720,895
800,000	8.00%, 11/15/21	1,049,368
	Total U.S. Treasury Bonds	6,001,061
U.S. Government Agencies (3.80%)
110,000	Federal Farm Credit Bank, 6.00%, 10/01/01	110,000
500,000	Federal Home Loan Bank, 6.50%, 11/29/05	543,950
1,000,000	Federal Home Loan Mortgage Assoc. Discount Note, 10/01/01	1,000,000
	Total U.S. Government Agencies	1,653,950
Mortgage-Related Securities (49.65%)
Collateralized Mortgage Obligations (19.55%)
45,997	Aames Mortgage Trust, 6.59%, 06/15/24	46,187
368,598	Advanta Mortgage Loan Trust 1996-1 A5, 6.35%, 10/15/21	373,305
190,000	Advanta Mortgage Loan Trust 1999-1 A4, 6.30%, 04/25/27	197,017
24,876	Centex Home Equity, 6.04%, 06/25/30	24,840
1,000,000	Conseco Finance, 8.15%, 02/15/31	1,096,670
570,075	Discover Card, 6.79%, 04/16/10	589,725
15,051	Federal Home Loan Mortgage Corp. 1395, 6.00%, 11/15/21	15,064
137,352	First Plus Home, 7.08%, 07/10/17	139,156
200,000	IMC Home Equity Loan Trust Series 1999-1, Class A3, 6.69%, 02/25/21	205,294
1,251,346	Indymac Manufactured Housing Contract Series 1998-2, Class A2, 6.17%, 12/25/11	1,268,765
519,773	Indymac Manufactured Housing Contract Series 1998-2, Class A4, 6.64%,12/25/27	537,217
764,707	Mortgage Lenders Network Home Equity 1998-1, 6.76%, 08/25/29	795,142
1,000,000	Residential Funding Mortgage Securities II Series 1999-HS5, Class M3,7.5%, 01/25/30	1,027,120
131,630	Salomon Mortgage Sec. VII 1995-1 PO, 10.54%*, 02/25/25	102,162
500,000	Southern Pacific Secured Assets Corp 1998-1 A6, 7.08%, 03/25/28	522,666
500,000	The Money Store Home Equity Trust Series 1994-A Class A2, 6.73%, 06/15/24	513,595
625,000	The Money Store Home Improvement Trust Series 1997-2 Class M1, 7.17%, 02/15/20	646,400
395,247	UCFC Manufactured Housing Contract 1998-2 A2, 6.08%, 08/15/15	403,914
		8,504,239
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (1.65%)
362,062	#B00337, 9.00%, 07/01/28	386,913
29,598	#C00126, 8.50%, 06/01/22	31,732
149,995	#E00548, 6.50%, 05/01/13	155,596
139,041	#00538, 6.50%, 03/01/13	144,233
		718,474
Federal National Mortgage Association Mortgage-Backed Pools (16.00%)
421,668	#251141, 7.50%, 02/01/23	442,713
235,366	#251286, 7.00%, 11/01/27	244,263
844,397	#251582, 7.50%, 07/01/27	882,707
367,180	#251813, 6.50%, 07/01/28	375,724
120,047	#313873, 7.00%, 12/01/27	124,585
2,098,146	#323282, 7.50%, 07/01/28	2,180,099
920,792	#346287, 7.00%, 05/01/26	957,264
335,368	#408827, 6.50%, 02/01/28	343,172
803,405	#448917, 6.50%, 11/01/28	822,100
565,990	#430093, 7.00%, 06/01/28	586,988
		6,959,615
Government National Mortgage Assoc. Mortgage-Backed Pools (12.45%)
6,916	#315929, 9.00%, 06/15/22	7,547
14,683	#341681, 8.50%, 01/15/23	15,810
15,227	#354189, 7.50%, 05/15/23	15,994
42,149	#359600, 7.50%, 07/15/23	44,271
111,333	#376218, 7.50%, 08/15/25	116,563
50,243	#385300, 8.00%, 10/15/24	53,356
47,996	#410049, 8.00%, 07/15/25	50,803
252,667	#412334, 7.00%, 10/15/27	262,231
77,021	#412645, 8.00%, 08/15/26	81,243
87,111	#440404, 7.50%, 04/15/27	91,042
142,952	#454375, 7.00%, 03/15/28	148,207
677,480	#462384, 7.00%, 11/15/27	703,123
806,156	#466138, 7.50%, 12/15/28	841,434
859,005	#547495, 8.00%, 04/15/31	901,921
166,675	#780213, 7.50%, 08/15/25	174,800
548,831	#780601, 7.00%, 07/15/27	569,604
228,819	#780619, 7.00%, 08/15/12	240,953
1,048,781	#780936, 7.50%, 12/15/28	1,097,098
		5,416,000
	Total Mortgage-Related Securities	21,598,328
U.S. Taxable Municipal Bonds (2.70%)
300,000	Coralville, IA Taxable Capital Improvement, 8.25%, 06/01/02	300,969
175,000	El Paso County, TX, 7.75%, 06/01/03	183,109
125,000	Fulton, MO Import Taxable Sinking Fund, 7.60%, 07/01/11	137,925
165,737	Mille Lacs Band Of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04	166,881
90,000	Prairie Du Chien, WI, Redevelopment Auth., 7.60%, 04/01/05	98,686
100,000	Prairie Du Chien, WI, Redevelopment Auth., 7.63%, 04/01/06	111,330
165,000	Washington St. HSA, 7.65%, 01/01/04	176,575
	Total U.S. Taxable Municipal Bonds	1,175,475
Corporate Bonds (30.39%)
Banking and Financial Services (2.82%)
550,000	Block Financial, 8.50%, 04/15/07	620,125
250,000	GMAC, 8.88%, 06/01/10	290,312
130,000	Hubco, Inc., 7.75%, 01/15/04	131,788
165,000	Lehman Brothers MTN, 8.05%, 01/15/19	186,861
		1,229,086
Consumer Goods and Services (12.96%)
300,000	Alberto-Culver, 6.38%, 06/15/28	299,250
193,296	Continental Airlines, 7.08%, 11/01/04	187,664
700,000	Healthsouth Corp, 3.25%, 04/01/03	661,500
365,000	J.C. Penney, 7.38%, 08/15/08	337,169
445,000	J.C. Penney, 7.40%, 04/01/37	421,081
1,050,000	Olsten Corp, 7.00%, 03/15/06	1,067,062
700,000	Omnicare, 5.00%, 12/01/07	618,625
1,233,000	Reebok International, 6.75%, 09/15/05	1,225,294
795,000	Tupperware, 7.25%, 10/01/06	819,844
		5,637,489
Industrial Goods and Services (10.69%)
315,000	ABC Rail Product, 10.50%, 12/31/04	15,750
145,000	AGCO Corp, 8.50%, 03/15/06	126,150
700,000	Analog Devices, 4.75%, 10/01/05	643,125
500,000	Geon Company, 6.88%, 12/15/05	510,625
975,000	Ikon Office, 6.75%, 11/01/04	949,406
277,000	IMC Global, 9.45%, 12/15/11	243,068
700,000	Millipore Corp, 7.20%, 04/01/02	707,875
1,000,000	Shaw Group Zero Coupon, 05/01/21	537,500
1,103,000	Teck Corp, 3.75%, 07/15/06	915,490
		4,648,989
International (1.15%)
250,000	Naples, City of, Italy, 7.52%, 07/15/06	266,875
185,000	Nova Scotia, 8.25%, 11/15/19	233,100
		499,975
Real Estate (0.94%)
150,000	HRPT Properties, 6.88%, 08/26/02	153,188
10,000	Realty Income Sr. Notes, 8.25%, 11/15/08	256,000
		409,188
Utilities (1.83%)
500,000	Boise Cascade, 7.05%, 5/15/05	499,375
75,000	Citizens Utility Co. 6.80%, 8/15/26	76,313
200,000	Texas East Trans., 8.25%, 10/15/04	221,000
		796,688
	Total Corporate Bonds	13,221,415
Mutual Funds (0.13%)
54,495	Government Assets Fund T shares, 2.70%**	54,495
	Total Investments in Securities (100.47%)
	(Cost $42,274,746)	$43,704,724
	Other Assets & Liabilities (-0.47%)	(203,864)
	Net Assets (100.00%)	$43,500,860

* Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.
*** Effective yield at date of purchase.

The Vintage Income Fund

Over the past years the Vintage Income Fund has been managed to provide current income, consistent with the preservation of capital. It has followed strategies similar to those utilized in the Vintage Bond Fund. On October 12, 2001, the Vintage Income Fund shareholders voted to merge the Fund into the Vintage Bond Fund. The merger was completed effective October 19 upon which shares of the Vintage Bond Fund were distributed to Vintage Income Fund shareholders and the Vintage Income Fund ceased to exist.

For the six months ended September 30, 2001, the Fund provided a total return of 4.95 percent. The Fund ended the period with net assets of $103.5 million.

VINTAGE MUTUAL FUNDS, INC.
Income Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001

Par Value	Description	Value
U.S. Treasury Bonds (12.84%)
$3,250,007	7.50%, 11/15/16	$3,994,932
3,000,000	7.25%, 08/15/22	3,665,850
2,900,000	7.13%, 02/15/23	3,501,286
2,000,000	6.00%, 02/15/26	2,133,580
	Total U.S. Treasury Bonds	13,295,648
U.S. Treasury Notes (3.10%)
2,000,000	5.75%, 08/15/03	2,106,100
1,000,000	6.00%, 08/15/09	1,099,720
	Total U.S. Treasury Notes	3,205,820
U.S. Government Agencies (3.60%)
3,250,000	Federal National Mortgage Assoc, 7.25%, 01/15/10	3,721,998
Mortgage-Related Securities (38.53%)
Collateralized Mortgage Obligations (5.45%)
2,358,129	Federal Agricultural Mortgage Corp Series CA-10011, 7.59%, 01/25/02	2,375,627
1,616,619	Federal Home Loan Mortgage Corp Series 1873 D, 7.00%, 04/15/09	1,625,721
1,000,000	Federal National Mortgage Assoc Series 1994-36 N, 6.50%, 03/25/24	987,660
460,835	Prudential Home Mortgage Securities, 7.15%, 03/25/24	470,604
186,803	Ryland Mortgage Securities Corp 1993-4 A5, 7.50%, 08/25/24	186,942
		5,646,554
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (6.85%)
1,698,769	#C00896, 7.50%, 12/01/29	1,766,719
1,315,876	#C00592, 7.00%, 02/01/28	1,366,919
1,968,059	#C53696, 7.00%, 06/01/31	2,039,381
1,866,176	#19588, 6.50%, 12/01/28	1,912,625
		7,085,644
Federal National Mortgage Association Mortgage-Backed Pools (10.84%)
583,494	#303971, 7.50%, 07/01/16	612,272
1,347,182	#251614, 7.00%, 04/01/28	1,397,163
1,670,038	#251697, 6.50%, 05/01/28	1,708,900
1,240,768	#252334, 6.50%, 02/01/29	1,269,219
634,556	#430203, 7.00%, 06/01/28	658,097
2,193,282	#535817, 7.00%, 04/01/31	2,271,100
1,222,275	#323640, 7.50%, 04/01/29	1,270,017
1,966,618	#581592, 7.00%, 06/01/31	2,034,800
		11,221,568
Government National Mortgage Assoc. Mortgage-Backed Pools (12.39%)
1,683,297	#462556, 6.50%, 02/15/28	1,723,461
1,282,634	#780584, 7.00%, 06/15/27	1,331,182
1,474,976	#780717, 7.00%, 02/15/28	1,533,695
921,875	#451522, 7.50%, 10/15/27	963,480
943,568	#451459, 7.50%, 09/15/27	984,849
1,454,807	#486760, 6.50%, 12/15/28	1,489,519
299,524	#780075, 8.00%, 03/15/25	318,235
887,152	#780453, 7.50%, 12/15/25	928,556
189,009	#21608, 7.50%, 02/20/09	198,325
1,555,885	#469699, 7.00%, 11/15/28	1,613,079
675,034	#486467, 7.00%, 08/15/28	699,848
		11,784,229
Asset Backed Securities (4.00%)
1,000,000	Bear Stearns CBO 1998-1 Class A-2A, 6.72%, 06/15/10	850,000
1,000,000	Chyps CBO Series 1999-1 Class A1, 6.47%, 02/01/11	1,011,250
905,961	Denver Arena Trust, 6.94%, 11/15/19	930,313
224,340	Green Tree Recreational Equipment, 6.55%, 07/15/28	233,224
566,340	IMC Home Equity Loan 1996-4 Class A4, 7.11%, 08/25/14	573,571
512,580	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	539,758
		4,138,116
	Total Mortgage-Related Securities	39,876,111
U.S. Taxable Municipal Bonds (4.57%)
1,100,000	Coralville, IA Taxable Capital Improvement, 8.25%, 06/01/02	1,103,553
1,000,000	Detroit Michigan Building Authority, 6.60%, 07/01/03	1,054,450
1,000,000	Las Vegas NV., 7.20%, 07/01/15	1,060,070
300,321	Mille Lacs Band of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04	302,393
1,200,000	University of Soutnern California, 5.87%, 01/01/14	1,207,176
	Total U.S. Taxable Municipal Bonds	4,727,642
Corporate Bonds (36.03%)
Banking and Financial Services (6.81%)
1,500,000	Heller Financial, 6.44%, 10/06/02	1,550,625
500,000	John Deere, 8.63%, 08/01/19	541,250
2,000,000	Lehman Brothers, 6.63%, 02/05/06	2,087,500
750,000	Morgan Stanley Dean Witter, 6.10%, 04/15/06	775,313
500,000	Northern Trust Co, 6.50%, 05/01/03	521,250
1,500,000	Paine Webber Group Inc, 6.45%, 12/01/03	1,576,875
		7,052,813
Consumer Goods and Services (12.50%)
1,950,000	Healthsouth Corp, 3.25%, 04/01/03	1,842,750
1,500,000	J.C. Penney & Co., 7.38%, 08/15/08	1,385,625
1,100,000	Jones Apparel, 7.50%, 06/15/04	1,148,125
1,150,000	K-Mart Corp, 12.50%, 03/01/05	1,200,313
1,000,000	MCI Communications, 8.25%, 01/20/23	992,500
2,990,000	Omnicare, 5.00%, 12/01/07	2,642,412
1,000,000	Reebok International, 6.75%, 09/15/05	993,750
2,645,000	Tupperware, 7.25%, 10/01/06	2,727,656
		12,933,131
Government Agency (0.70%)
700,000	Quebec Province, 6.19%, 03/10/26	724,500
Industrial Goods and Services (10.16%)
1,000,000	Comdisco, 9.50%, 08/15/03	755,000
2,000,000	Geon Company, 6.88%, 12/15/05	2,042,500
2,000,000	Halliburton, 6.75%, 02/01/27	2,112,500
1,135,000	Ikon Office, 6.75%, 11/01/04	1,105,206
245,000	Millipore Corp, 7.20%, 04/01/02	247,756
2,550,000	Olsten Corp, 7.00%, 03/15/06	2,591,437
2,000,000	Teck Corp, 3.75%, 07/15/06	1,660,000
		10,514,399
Real Estate (4.89%)
500,000	EOP Operating LP, 7.00%, 07/15/11	511,250
2,000,000	HRPT Properties Trust, 6.88%, 08/26/02	2,042,500
1,550,000	Nationwide Health Properties, 7.23%, 11/08/06	1,495,750
1,000,000	Simon Property Group, Inc., 7.13%, 02/09/09	1,013,750
		5,063,250
Utilities (0.97%)
1,000,000	Florida Power & Light, 6.875%, 04/01/04	1,001,250
	Total Corporate Bonds	37,289,343
Mutual Funds (0.55%)
572,941	Government Assets Fund T shares, 2.70%**	572,941
	Total Investments in Securities (99.22%)
	(Cost $113,486,828)	$102,689,50
	Other Assets & Liabilities (0.78%)	808,886
	Net Assets (100.00%)	$103,498,38

** Rate shown is as of September 30, 2001.

The Vintage Municipal Bond Fund

Tax-exempt rates fell with the general fixed income markets following the September terrorist attacks, as a sudden drop in yields was experienced across all short-term instruments. The Municipal Bond Fund continues to be positioned shorter than its benchmark as the major move in declining intermediate and longer term municipal yields is most likely past. The more attractive tax-exempt interest rates are at the longer end of maturities, though municipals have retained their advantage over Treasuries, especially in the intermediate maturity range. Of course municipal yields will begin to rise as the economy responds to the powerful monetary and fiscal forces currently at work.

The Fund is positioned well for a stabilizing rate environment. New purchases have been focused on well-structured securities that are attractively priced and offer higher relative yields. The portfolio has been structured to provide a high level of tax-free income with strong investment performance.

For the six months ended September 30, 2001, the Fund provided a total return of 2.91 percent. The Fund ended the period with net assets of $44.1 million.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001

Par Value	Description	Value
Municipal Bonds (87.26%)
Delaware (1.14%)
$500,000	Sussex County, DE, 4.90%, 10/15/01	$500,635
Florida (2.43%)
500,000	Jacksonville, FL Water & Sewer, 5.00%, 10/01/20	536,600
500,000	State of Florida Board of Education, 5.13%, 06/01/05	535,790
		1,072,390
Illinois (18.28%)
1,000,000	Chicago General Obligations, 5.38%, 01/01/13	1,084,840
1,000,000	Cook County Series B, 4.90%, 11/15/10	1,049,620
1,000,000	Illinois - Depaul Univiersity, 5.00%, 10/01/11	1,058,110
465,000	Illinois Housing Development Authority Single Family, 6.50%, 02/01/09	488,627
1,000,000	Illinois State Sales Tax Revenue, 5.00%, 06/15/09	1,066,440
1,000,000	Illinois State Toll Highway Authority Revenue, 5.50%, 01/01/14	1,094,350
1,000,000	Macon County And Decatur Illinois Ctf Partn, 6.50%, 01/01/04	1,078,770
1,000,000	Will County, Il School District 122, 6.50%, 11/01/17	1,142,220
		8,062,977
Indiana (12.05%)
450,000	Allen County, IN, 5.75%, 10/01/11	503,393
1,000,000	Evansville, IN Building Authority, 5.30%, 08/01/08	1,079,140
1,000,000	Highland, IN Sch Bldg Corp, 5.25%, 07/05/14	1,022,140
500,000	Indiana Bond Bank (Elkhart Water\Sewer Refunding), 5.55%, 11/01/10	525,170
1,000,000	Indianapolis, IN Public Transportation, 6.00%, 07/01/10	1,081,120
1,000,000	Kokomo-Center, IN School Building Corp., 6.75%, 07/15/04	1,102,390
		5,313,353
Iowa (1.19%)
500,000	Iowa State Certificate Participation, 6.50%, 07/01/06	524,760
Kansas (2.40%)
1,000,000	Johnson County, KS, School District #233, 5.30%, 09/01/13	1,058,570
Massachusetts (2.42%)
500,000	Massachusetts Bay Transportation Authority, 5.30%, 03/01/08	546,470
500,000	Massachusetts State Port Authority, 5.50%, 07/01/15	519,770
		1,066,240
Michigan (6.10%)
500,000	Michigan State Building Authority, 5.05%, 10/15/14	525,100
1,000,000	Monroe County, MI, 6.35%, 12/01/04	1,094,070
1,000,000	Wayne State University, 5.38%, 11/15/13	1,073,390
		2,692,560
Minnesota (2.39%)
1,000,000	Minneapolis, MN , Reference Series A, 5.10%, 12/01/08	1,053,650
New Jersey (1.21%)
500,000	New Jersey Wastewater Treatment Trust Series A, 4.80%, 09/01/06	534,995
Oklahoma (1.69%)
725,000	Tulsa County, OK, 4.00%, 05/01/06	745,198
Rhode Island (1.20%)
500,000	Rhode Island State, 4.90%, 06/15/04	527,505
Texas (10.84%)
500,000	Dallas, TX, Water & Sewer, 4.90%, 04/01/04	515,325
1,000,000	Pharr-San Juan-Alamo, TX, Independent School District, 5.25%, 02/01/08	1,064,970
900,000	Sam Rayburn Texas Municipal, 6.00%, 09/01/10	1,019,547
1,000,000	San Antonio Electric and Gas, TX, 5.00%, 02/01/12	1,055,320
1,000,000	San Antonio, TX, 6.00%, 08/01/08	1,128,820
		4,783,982
Utah (1.23%)
500,000	Salt Lake County, UT, 5.50% 12/15/04	542,315
Virginia (2.50%)
1,000,000	Virginia Beach, VA, 5.40%, 09/01/09	1,100,670
Washington (14.20%)
1,000,000	Benton County, WA, Public Utility, 5.45%, 11/01/08	1,085,540
800,000	Grant County, WA, Public Utilities Hydro-Electric, 5.60%, 01/01/10	858,880
1,000,000	Pierce County, WA, School District #001, 6.00%, 12/01/10	1,145,650
1,000,000	Skagit County, WA, 5.35%, 12/01/09	1,063,450
1,000,000	Thurston County, WA #111, 5.00%, 12/01/10	1,042,470
1,000,000	Washington State, 5.00%, 09/01/09	1,068,720
		6,264,710
Wisconsin (6.00%)
500,000	Milwaukee, WI, 5.15%, 11/15/08	515,805
1,000,000	Wisconsin State Government Obligation, 5.00%, 05/01/11	1,054,830
1,000,000	Wisconsin State Series A, 5.00%, 05/01/09	1,075,380
		2,646,015
	Total Municipal Bonds	38,490,525
Alternative Minimum Tax Paper (11.37%)
1,000,000	Alaska Student Loan, 5.63%, 07/01/07	1,056,120<
500,000	Austin, TX, Airport Revenue, 5.50%, 11/15/06	542,170
300,000	Illinois Student Assistance Commission, Student Loan Revenue, Series M, 6.30%, 03/01/03	310,062
500,000	Iowa Student Loan, 5.75%, 12/01/06	520,345
1,000,000	Iowa Student Loan Liquidity Corp. Series C, 5.10%, 06/01/09	1,045,780
360,000	Massachusetts Education Loan Authority, 5.60%, 07/01/06	387,648
20,000	New Mexico Educational Assistance, 5.75%, 08/01/07	21,422
80,000	Student Loan Funding Corp., Series C, 5.50%, 12/01/01	80,313
1,000,000	Utah Bd Regents, 5.20%, 05/01/08	1,050,210
	Total Alternative Minimum Tax Paper	5,014,070
Mutual Funds (0.35%)
156,096	Municipal Assets Fund I Shares, 1.94%**	156,096
	Total Investments in Securities (98.98%)
	(Cost $45,929,014)	$43,660,691
	Other Assets & Liabilities (1.02%)	451,833
	Net Assets (100.00%)	$44,112,524

** Rate shown is as of September 30, 2001.

The Vintage Balanced Fund

The Balanced Fund's stock holdings struggled in the third quarter as an overweight in consumer discretionary stocks proved to be early. The events of September 11 hit these types of stocks particularly hard, (Carnival, AOL, Viacom) as investors feared a prolonged consumer retrenchment. The early days of October are seeing a nice rebound in this group as fiscal and monetary stimulus are increasing the odds of an economic rebound some time next year. Selected areas of technology now look particularly attractive and may be added in the months ahead, should recovery signs appear.

The fixed portion of the Fund continues to perform well due to security selection and its relative overweight in the corporate sector. Due to current recessionary conditions corporate yield spreads versus riskless treasuries are at historical highs, presenting a valuation opportunity to the Fund. As the economy strengthens, these overweight corporate bonds should appreciate in value and provide the Fund with superior returns relative to those provided by risk-free alternatives. Mortgage backed securities may be reaching a period where they offer their own superior relative valuation and as improving conditions unfold-and as the current extreme refinancing wave ebbs-such securities may be positioned more prominently in the fixed portion of the Fund.

For the six months ended September 30, 2001, the Fund provided a total return of -7.65 percent. The Fund ended the period with net assets of $61.8 million.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001

Par Value	Description	Value
U.S. Treasury Bonds (3.15%)
$600,000	7.50%, 11/15/16	$737,526
1,000,000	7.13%, 02/15/23	1,207,340
	Total U.S. Treasury Bonds	1,944,866
U.S. Treasury Notes (0.43%)
250,000	5.50%, 05/15/09	267,060
U.S. Government Agencies (5.45%)
2,800,000	Federal Agricultural Mortgage Corp. Discount Note, 10/01/01	2,800,000
500,000	Federal National Mortgage Assoc., 7.25%, 01/15/10	572,615
	Total U.S. Government Agencies	3,372,615
Mortgage-Related Securities (12.16%)
Collateralized Mortgage Obligations (0.41%)
100,000	Federal Home Loan Mortgage Corp., Series 1610 Class PM, 6.25%, 04/15/22	103,999
79,054	Federal National Mortgage Assoc., 1992-46 Class J, 5.00%, 01/25/07	79,271
6,172	Federal National Mortgage Assoc., 1994-85 Class E, 6.00%, 11/25/06	6,174
80,262	Salomon Bros. Mortgage Sec. VII, 1995-1 Class PO, 10.54%***, 02/25	62,294
		251,738
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (3.29%)
339,754	#C00896, 7.50%, 12/01/29	353,344
328,969	#C00592, 7.00%, 02/01/28	341,730
461,493	#17281, 6.50%, 11/02/28	472,979
466,544	#19588, 6.50%, 12/01/28	478,156
372,937	#E20252, 7.00%, 07/01/11	390,831
		2,037,040
Federal National Mortgage Association Mortgage-Backed Pools (3.35%)
78,455	#251286, 7.00%, 11/01/27	81,421
417,509	#251697, 6.50%, 05/01/28	427,225
413,589	#252334, 6.50%, 02/01/29	423,073
398,568	#323640, 7.50%, 04/01/29	414,136
427,551	#428865, 7.00%, 06/01/28	443,413
270,701	#430203, 7.00%, 06/01/28	280,744
		2,070,012
Government National Mortgage Assoc. Mortgage-Backed Pools (4.85%)
109,232	#376218, 7.50%, 08/15/25	114,364
84,222	#412334, 7.00%, 10/15/27	87,410
230,469	#451522, 7.50%, 10/15/27	240,870
420,824	#462556, 6.50%, 02/15/28	430,865
388,971	#469699, 7.00%, 11/15/28	403,270
337,517	#486467, 7.00%, 08/15/28	349,924
363,702	#486760, 6.50%, 12/15/28	372,380
114,215	#780075, 8.00%, 03/15/25	153,224
380,208	#780453, 7.50%, 12/15/25	397,952
320,660	#780584, 7.00%, 06/15/27	332,797
114,409	#780619, 7.00%, 08/15/12	120,477
		3,003,533
Asset Backed Securities (0.26%)
102,823	Green Tree Recreational Equipment, 6.55%, 07/15/28	106,894
51,402	UCFC Home Equity Loan, 7.48%, 03/15/20	52,153
		159,047
	Total Mortgage-Related Securities	7,521,370
U.S. Taxable Municipal Bonds (2.60%)
205,000	Berry Creek, CO, 6.65%, 12/01/01	206,324
350,000	Coralville, IA Taxable Capital Improvement, 8.25%, 06/01/02	351,131
195,000	Fulton, MO Golf Course, 7.60%, 07/01/11	215,163
103,533	Mille Lacs Band Of Ojibwe Indians, 8.00%, 06/01/04	104,247
170,000	New Orleans, LA Hsg. Dev., 8.00%, 12/01/03	177,839
250,000	Portland, OR Multifamily Hsg., 7.625%, 12/01/01	251,835
300,000	University of Southern California, 5.87%, 01/01/14	301,794
	Total U.S. Taxable Municipal Bonds	1,608,333
Corporate Bonds (13.95%)
Banking and Financial Services (2.06%)
460,000	Hubco, Inc, 7.75%, 01/15/04	466,325
250,000	Lehman Bros. MTN, 8.05%, 01/15/19	283,125
500,000	Paine Webber Group Inc, 6.45%, 12/01/03	525,625
		1,275,075
Consumer Goods and Services (6.04%)
500,000	Ford Motor Company, 7.13%, 11/15/25	453,125
550,000	Healthsouth Corp, 3.25%, 04/01/03	519,750
500,000	J.C. Penney & Co., 6.13%, 11/15/03	476,875
400,000	Jones Apparel, 7.50%, 06/15/04	417,500
350,000	K Mart Corp, 12.50%, 03/01/05	365,313
1,000,000	Omnicare, 5.00%, 12/01/07	883,750
100,000	Reebok International, 6.75%, 09/15/05	99,375
500,000	Tupperware, 7.25%, 10/01/06	515,625
		3,731,313
Government Agency (0.50%)
300,000	Quebec Province, 6.19%, 03/10/26	310,500
Industrial Goods and Services (3.67%)
500,000	Cummins Engine, 6.75%, 02/15/27	471,875
500,000	Ikon Office, 6.75%, 11/01/04	486,875
800,000	Olsten Corp, 7.00%, 03/15/06	813,000
600,000	Teck Corp, 3.75%, 07/15/06	498,000
		2,269,750
International (0.31%)
150,000	Nova Scotia, 8.25%, 11/15/19	189,000
Real Estate (1.37%)
500,000	HRPT Properties Trust, 6.88%, 08/26/02	510,625
350,000	Nationwide Health Properties, 7.23%, 11/08/06	337,750
		848,375
	Total Corporate Bonds	8,624,013
Common Stocks (62.71%)
Advertising (1.15%)
11,000	Omnicom Group	713,900
Banking (1.70%)
30,000	Bank Of New York	1,050,000
Biotechnology (1.07%)
15,000	Genentech*	660,000
Broadcasting (1.29%)
20,000	Clear Channel Communications*	795,000
Computer Hardware (3.32%)
55,000	Cisco Systems*	669,900
15,000	IBM	1,384,500
		2,054,400
Computer-Software & Peripherals (3.95%)
40,000	Citrix Systems*	792,000
20,000	Microsoft*	1,023,400
50,000	Oracle*	629,000
		2,444,400
Consumer Goods & Services (2.58%)
17,000	Kimberly-Clark	1,054,000
20,000	McDonald's	542,800
		1,596,800
Containers and Packaging (1.53%)
20,000	Avery Dennison	946,200
Diversified (2.84%)
25,000	Tyco International	1,137,500
Electrical & Electronic (1.96%)
24,000	General Electric	892,800
24,000	General Motors H*	319,920
		1,212,720
Entertainment (12.44%)
30,000	AOL Time Warner*	993,000
15,000	Viacom*	517,500
		1,510,500
Financial Services (8.33%)
26,666	Citigroup	1,079,973
16,000	Fannie Mae	1,280,960
30,000	Fleetboston Financial	1,102,500
25,000	JP Morgan Chase	853,750
18,000	Morgan Stanley Dean Witter	834,300
		5,151,483
Health Care Products and Services (0.90%)
20,000	Zimmer Holdings*	555,000
Industrial Goods and Services (1.88%)
25,000	United Technologies	1,162,500
Insurance (2.51%)
13,710	American International Group	1,069,380
5,000	Marsh & McLennan	483,500
		1,552,880
Leisure (2.02%)
20,000	Carnival Cruise Lines	440,400
20,000	Harley Davidson	810,000
		1,250,400
Medical - Hospital Management and Services (1.80%)
20,000	Express Scripts*	1,110,000
Medical Equipment & Supplies (3.00%)
20,000	Guidant*	770,000
25,000	Medtronic	1,087,500
		1,857,500
Oil & Gas Exploration Products & Services (2.30%)
20,000	El Paso	831,000
15,000	Exxon Mobile	591,000
		1,422,000
Pharmaceuticals (7.31%)
20,800	Abbott Laboratories	1,078,480
20,000	American Home Products	1,165,000
20,000	Amgen*	1,175,200
27,500	Pfizer	1,102,750
		4,521,430
Retail - General Merchandise (2.95%)
34,000	Target	1,079,840
15,000	Walmart	742,500
		1,822,340
Retail - Specialty Stores (2.78%)
20,000	Home Depot	767,400
30,000	Lowe's	949,500
		1,716,900
Semiconductors (1.55%)
36,000	Intel	734,040
12,000	Micron Technology*	225,960
		960,000
Technology (0.85%)
21,000	Texas Instruments	524,580
Telecommunications-Services and Equipment (1.70%)
70,000	Worldcom*	1,052,800
	Total Common Stocks	38,781,233
Mutual Funds (0.13%)
79,083	Government Assets Fund T Shares,
	2.70%**	79,083
	Total Investments in Securities
	(100.58%) (Cost $62,738,178)	$62,198,573
	Other Assets & Liabilities (-0.58%)	(360,721)
	Net Assets (100.00%)	$61,837,852

* Represents non-income producing securities.
** Rate shown is as of September 30, 2001.
*** Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the current yield at date of purchase.

The Vintage Equity Fund

The Equity Fund struggled in the third quarter as its positioning in economically sensitive stocks proved to be early. After the events of September 11, stocks exposed to advertising such as AOL, Clear Channel, and Viacom were especially hard hit. Technology shares were also under pressure. Going into the fourth calendar quarter of 2001 however, these sectors have reversed course as the market looks past the current economic conditions toward an upcoming economic and profit recovery. Even as the economy stumbles, powerful monetary and fiscal stimulus points to recovery ahead, barring any unsettling effects of additional terrorist activities.

The Fund's overweight positioning in consumer discretionary stocks such as Target and Lowe's, and selective technology shares such as Texas Instruments and Microsoft should enable the Fund's performance to accelerate nicely as recovery signs begin to appear.

For the six months ended September 30, 2001, the Fund provided a total return of -14.42 percent for S class shareholders and - 4.25 percent for T class shareholders. The Fund ended the period with combined net assets of $347.9 million.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001
Shares	Description	Value
Common Stocks (97.24%)
Advertising (1.40%)
75,000	Omnicom Group	$4,867,500
Banking (2.21%)
220,000	Bank Of New York	7,700,000
Biotechnology (7.21%)
210,000	Amgen*	12,339,600
150,000	Genentech*	6,600,000
125,000	ICOS*	6,151,250
		25,090,850
Broadcasting (1.83%)
160,000	Clear Channel Communications*	6,360,000
Capital Goods (0.83%)
35,000	SPX Corp*	2,901,500
Chemicals (1.45%)
120,000	Praxair	5,040,000
Computer Hardware (4.14%)
350,000	Cisco Systems*	4,263,000
110,000	IBM	10,153,000
		14,416,000
Computer-Software & Peripherals (5.00%)
300,000	Citrix Systems*	5,940,000
150,000	Microsoft*	7,675,500
300,000	Oracle*	3,774,000
		17,389,500
Computer Services (2.48%)
150,000	Electronic Data Systems	8,637,000
Consumer Goods & Services (2.65%)
39,000	Kimberly-Clark	2,418,000
250,000	McDonald's	6,785,000
		9,203,000
Diversified (7.17%)
90,000	Minnesota Mining and Manufacturing	8,856,000
200,000	Tyco International	9,100,000
150,000	United Technologies	6,975,000
		24,931,000
Electrical & Electronic (3.97%)
300,000	General Electric	11,160,000
200,000	General Motors H*	2,666,000
		13,826,000
Entertainment (4.60%)
225,000	AOL Time Warner*	7,447,500
200,000	Disney	3,724,000
140,000	Viacom*	4,830,000
		16,001,500
Financial Services (12.79%)
200,000	Citigroup	8,100,000
150,000	Fannie Mae	12,009,000
160,000	Fleetboston Financial	5,880,000
200,000	JP Morgan Chase	6,830,000
200,000	Morgan Stanley Dean Witter	9,270,000
123,000	Stillwell Financial	2,398,500
		44,487,500
Health Care Products and Services (4.76%)
225,000	Baxter International	12,386,250
150,000	Zimmer Holdings*	4,162,500
		16,548,750
Insurance (2.91%)
130,000	American International Group	10,140,000
Leisure (1.51%)
130,000	Harley Davidson	5,265,000
Medical Equipment & Supplies (2.13%)
170,000	Medtronic	7,395,000
Oil & Gas Exploration Products & Services (3.21%)
150,000	El Paso	6,232,500
125,000	Exxon Mobile	4,925,000
		11,157,500
Pharmaceuticals (8.92%)
250,000	American Home Products	14,562,500
200,000	Ivax*	4,434,000
300,000	Pfizer	12,030,000
		31,026,500
Retail - General Merchandise (4.91%)
320,000	Target	10,163,200
140,000	Walmart	6,930,000
		17,093,200
Retail - Specialty Stores (2.48%)
225,000	Home Depot	8,633,250
Semiconductors (2.28%)
250,000	Intel	5,097,500
150,000	Micron Technology*	2,824,500
		7,922,000
Technology (1.44%)
200,000	Texas Instruments	4,996,000
Telecommunications-Services and Equipment (4.96%)
180,000	Verizon	9,739,800
500,000	Worldcom*	7,520,000
		17,259,800
	Total Common Stocks	338,288,350
Mutual Funds (3.30%)
11,472,191	Government Assets Fund T Shares,
	2.70%**	11,472,191
	Total Investments in Securities
	(100.54%) (Cost $340,466,887)	$349,760,541
	Other Assets & Liabilities (-0.54%)	(1,877,103)
	Net Assets (100.00%)	$347,883,438

* Represents non-income producing securities.
** Rate shown is as of September 30, 2001.

The Vintage Aggressive Growth Fund

The Aggressive Growth Fund struggled in the third quarter along with the more volatile sectors of the market. Even though the Fund held its own in the first two months of the quarter, its reverses were concentrated in September as the tragedy on September 11 stalled the anticipated economic recovery. The sell-off during the following week caused a liquidity crunch in the Fund's mid and small cap stocks adding to the difficulties. The overweight position in healthcare helped mitigate its negative return as the Fund's top five performers were all healthcare stocks such as Celgene, Genentech and Guidant.

Powerful monetary and fiscal forces are now at work to help stimulate an economic revival and the Fund is positioned to fully capture the benefits of a recovery. A good portion of the reverses were recovered in the early weeks of the fourth calendar quarter of 2001 as the market and sentiment conditions improved. The Fund is positioned to capture the returns provided by a recovering economy and a stronger technology sector with such holdings as Intel, Micron Technology and Amphenol Corp.

For the six months ended September 30, 2001, the Fund provided a total return of -15.41 percent. The Fund ended the period with net assets of $89.7 million.

VINTAGE MUTUAL FUNDS, INC.
Aggressive Growth

Schedule of Portfolio Investments (Unaudited)
September 30, 2001

Shares	Description	Value
Common Stocks (93.46%)
Banking (3.12%)
80,000	Bank Of New York	$2,800,000
Biotechnology (11.37%)
55,000	Amgen*	3,231,800
19,000	Celgene*	502,170
28,000	Cerus*	1,323,000
67,500	Diversa*	634,500
17,500	Genentech*	770,000
30,000	Imclone Systems*	1,696,500
26,500	Inhale Therapeutic*	352,450
40,000	Scios*	662,400
37,000	Ventana Medical Systems*	756,280
32,500	Xoma Ltd*	273,975
		10,203,075
Broadcasting (1.55%)
35,000	Clear Channel Communications*	1,391,250
Capital Goods (2.31%)
25,000	SPX Corp*	2,072,500
Communications Equipment and Systems (0.56%)
24,500	Stanford Microdevices*	108,780
20,000	Teradyne*	390,000
		498,780
Computer Hardware (0.15%)
25,000	Riverstone Networks*	131,250
Computer - Software and Peripherals (1.98%)
90,000	Citrix Systems*	1,782,000
Energy (0.73%)
30,000	Mirant*	657,000
Entertainment (1.15%)
30,000	Viacom*	1,035,000
Financial Services (12.52%)
66,666	Citigroup, Inc.	2,699,973
75,000	J P Morgan Chase & Co	2,561,250
45,000	Lehman Brothers Holdings, Inc.	2,558,250
40,000	Morgan Stanley Dean Witter & Co.	1,854,000
80,200	Stilwell Financial Inc.	1,563,900
		11,237,373
Health Care Products and Services (7.54%)
26,000	Baxter International	1,431,300
93,600	Edwards Lifesciences*	2,096,640
100,500	Healthsouth*	1,634,130
5,000	Quest Diagnostics*	308,500
305,000	WebMD*	1,299,300
		6,769,870
Insurance (1.99%)
25,000	Chubb	1,785,250
Internet Related (0.63%)
160,000	Vignette Corp*	566,400
Medical - Hospital Management and Services (2.81%)
12,000	Advance PCS*	861,360
30,000	Express Scripts*	1,665,000
		2,526,360
Medical Equipment & Supplies (3.83%)
70,000	Guidant*	2,695,000
37,000	Lumenis*	742,960
		3,437,960
Oil & Gas Exploration Products & Services (3.01%)
15,000	El Paso	623,250
15,000	Enron	408,450
90,000	Seitel*	904,500
30,000	Weatherford International*	765,300
		2,701,500
Pharmaceuticals (10.64%)
50,000	Alpharma	1,440,000
20,000	Andrx Group*	1,298,400
32,500	Barr Laboratories*	2,569,450
16,666	King Pharmaceuticals*	699,139
40,000	Pharmaceutical Resources*	1,430,000
35,000	Teva Pharmaceutical Industries	2,115,750
		9,552,739
Retail - General Merchandise (5.59%)
80,000	Target	2,540,800
50,000	Walmart	2,475,000
		5,015,800
Retail - Specialty Stores (1.46%)
14,600	Jones Apparel*	372,154
29,600	Lowe's	936,840
		1,308,994
Semiconductors (5.58%)
44,750	Alpha Industries*	866,807
10,000	Broadcom*	203,000
80,000	Entegris*	632,000
75,000	Intel	1,529,250
90,000	Micron Technology*	1,694,700
5,000	Triquint Semiconductor*	79,950
		5,005,707
Storage (0.63%)
90,000	JNI Corp*	562,500
Technology (9.39%)
41,000	Abiomed*	716,270
60,000	Amphenol*	2,085,000
40,000	Analog Devices*	1,308,000
83,600	Avnet	1,520,684
15,000	Brocade Communications*	210,450
35,000	Inrange Technologies*	207,900
57,500	Interwoven Inc*	221,950
30,000	NetIQ Corp*	683,100
45,000	Speechworks International*	221,850
50,000	Texas Instruments	1,249,000
		8,424,204
Telecommunications Services & Equipment (3.02%)
180,000	Worldcom*	2,707,200
Utilities (1.90%)
45,000	Duke Energy Corp.	1,703,250
	Total Common Stocks	83,875,962
Limited Partnerships (2.00%)
	BlueStream Ventures, L.P.*** (1.79
	percent of Partnership's Net Assets)	1,792,018
Mutual Funds (4.12%)
3,703,068	Government Assets Fund T Shares,
	2.70%**	3,703,068
	Total Investments in Securities (99.58%)
	(Cost $109,365,158)	$89,371,048
	Other Assets & Liabilities (0.42%)	377,026
	Net Assets (100.00%)	$89,748,074

* Represents non-income producing securities.
** Rate shown is as of September 30, 2001.
*** This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the investment adviser with Board of Director approval.

The Vintage Technology Fund

The Technology Fund remains overweight semiconductors, which typically lead the technology markets out of a cyclical downturn, with such holdings as Semtech, Texas Instruments and Integrated Technology. Although current trends in semiconductor fundamentals are not encouraging, forward looking data is turning positive. The more prominent semiconductor stocks held by the Fund include Applied Materials, Micron Technology and Broadcom. The Fund is also overweight the biotechnology sector due to attractive future product pipelines and an anticipated increase in investment spending on genomics research for the foreseeable future with holdings such as Amgen and Celgene.

During the third quarter exposure to storage was selectively increased, favoring product suppliers that offer high ROI solutions. The Fund is less exposed to the communication equipment industry. We believe technology valuations are compelling, and look for much improved performance as psychology improves and the much anticipated economic recovery becomes more visible.

For the six months ended September 30, 2001, the Fund provided a total return of -37.26 percent. The Fund ended the period with net assets of $2.3 million.

VINTAGE MUTUAL FUNDS, INC.
Technology Fund

Schedule of Portfolio Investments (Unaudited)
September 30, 2001
Shares	Description	Value
Common Stocks (90.46%)
Biotechnology (11.37%)
1,060	Amgen*	$62,286
4,000	Celgene*	105,720
4,000	Diversa*	37,600
1,800	Inhale Therapeutic*	23,940
2,000	Ventana Medical Systems*	40,880
2,600	Xoma Ltd*	21,918
		292,344
Computer Hardware (3.19%)
6,000	Cisco Systems*	73,080
Computer - Software and Peripherals (4.24%)
2,000	Oracle*	25,160
3,900	Veritas Software*	71,916
		97,076
Communications Equipment and Systems (4.01%)
7,500	Stanford Microdevices*	33,300
3,000	Teradyne*	58,500
		91,800
Internet Related (9.55%)
2,950	Checkpoint Software Technologies*	64,959
1,912	Verisign*	80,113
20,795	Vignette Corp*	73,614
		218,686
Optical Supplies (0.62%)
2,250	JDS Uniphase*	14,220
Semiconductors (31.99%)
2,500	Applied Materials*	71,100
2,275	Broadcom*	46,182
3,700	Intersil Holdings*	103,304
2,400	Marvell Technology Group*	34,440
6,400	Micron Technology*	120,512
2,750	Novellus Systems*	78,540
2,600	Powerwave Technologies*	30,992
4,000	Qlogic*	76,000
2,000	Semtech*	56,760
1,500	STMicroelectronices	32,235
4,200	Triquint Semiconductor*	67,158
2,000	Vitesse Semiconductor*	15,500
		732,723
Storage (1.35%)
3,250	Emulex*	30,907
Technology (12.66%)
1,500	Abiomed*	26,205
2,000	Amphenol*	65,400
2,300	Applied Micro Circuits*	16,077
4,900	Brocade Communications*	68,747
1,700	Gemstar-TV Guide International*	33,507
1,200	McData*	10,140
2,800	Texas Instruments	69,944
		290,020
Technology - Software (2.19%)
1,400	Integrated Device Technology*	28,168
1,750	Peregrine Systems*	22,103
		50,271
Telecommunications Services & Equipment (7.90%)
2,194	Juniper Networks*	21,282
1,450	QUALCOM*	68,933
40	MCI Group*	609
5,000	Sonus Networks*	15,000
5,000	Worldcom*	75,200
		181,024
	Total Common Stocks	2,072,151
Mutual Funds (0.69%)
152,734	Government Assets Fund T Shares,
	2.70%**	15,728
	Total Investments in Securities
	(91.15%) (Cost $4,484,937)	$2,087,879
	Other Assets & Liabilities (8.85%)	202,754
	Net Assets (100.00%)	$2,290,633

* Represents non-income producing securities.
** Rate shown is as of September 30, 2001.

VINTAGE MUTUAL FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2001

 <
	Government	Liquid	Municipal	Limited
	Assets	Assets	Assets	Term Bond	Bond
	Fund	Fund	Fund	Fund	Fund
	ASSETS:
Investments, at value	$88,050,171	$152,002,584	$49,875,733	$47,437,394	$43,704,724
Repurchase agreements	65,778,271	16,332,789	-----	-----	-----
Total Investments (Cost $153,828,442; $168,335,373;
$49,875,733; $46,652,234; $42,274,746)
Total Investments	153,828,442	168,335,373	49,875,733	47,437,394	43,704,724
Interest and dividends receivable	896,298	1,635,307	329,571	674,774	512,090
Receivable from brokers for investments	-----	-----	-----	-----	-----
Receivable for capital shares issued	2,443	-----	-----	10,000	34,736
Total Assets	154,727,183	169,970,680	50,205,304	48,122,168	44,251,550
	LIABILITIES:
Dividends payable	356,037	379,394	72,886	211,342	168,416
Payable to brokers for investments purchased	-----	-----	-----	271,875	543,750
Payable for capital shares redeemed	-----	-----	-----	-----	-----
Accrued expenses and other payables:
Investment advisory fees	45,212	50,213	14,634	19,607	19,641
Administration fees	27,127	30,128	8,780	10,196	9,285
Accounting fees	3,875	4,304	1,254	1,176	1,071
Distribution fees	-----	84,409	788	-----	-----
Servicing Fees	-----	75,708	3,358	-----	-----
Other	20,900	24,503	526	9,083	8,527
Total Liabilities	453,151	648,659	102,226	523,279	750,690
NET ASSETS:	154,274,032	169,322,021	50,103,078	47,598,889	43,500,860
Paid-in capital	154,259,431	169,322,021	50,103,078	47,504,463	42,026,807
Accumulated undistributed (distributions in excess of)
net investment income	15,591	-----	-----	(141,642)	14,009
Net unrealized appreciation on investments	-----	-----	-----	785,160	1,429,978
Accumulated undistributed net realized gains (losses)
on investment transactions	(990)	-----	-----	(549,092)	30,066
Net Assets	$154,274,032	$169,322,021	$50,103,078	$47,598,889	$43,500,860
Capital Shares Outstanding				4,727,402	4,275,298
Net asset value--offering and redemption price per share				$10.07	$10.17
Pricing of S Shares
Net assets applicable to S Shares outstanding		$89,468,280	$2,298,505
Shares outstanding, $.001 par value		89,468,280	2,298,505
Net asset value--offering and redemption price per share		$1.00	$1.00
Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding		$11,393,352
Shares outstanding, $.001 par value		11,393,352
Net asset value--offering and redemption price per share		$1.00
Pricing of T Shares
Net assets applicable to T Shares outstanding	$154,274,03	$45,638,113	$5,412,508
Shares outstanding, $.001 par value	154,286,522	45,638,113	5,412,508
Net asset value--offering and redemption price per share	$1.00	$1.00	$1.00
Pricing of I Shares
Net assets applicable to I Shares outstanding		$22,822,276	$42,392,065
Shares outstanding, $.001 par value		22,822,276	42,392,065
Net asset value--offering and redemption price per share		$1.00	$1.00
			Municipal			Aggressive
		Income	Bond	Balanced	Equity	Growth	Technology
		Fund	Fund	Fund	Fund	Fund	Fund
	ASSETS:
Investments, at value		$102,689,503	$43,660,691	$62,198,573	$349,760,541	$89,371,048	$2,087,879
Repurchase agreements		-----	-----	-----	-----	-----	-----
Total Investments (Cost $98,641,726; $41,448,843;
$62,738,178; $301,898,929; $109,365,158; $4,484,937)
Total Investments		102,689,503	43,660,691	62,198,573	349,760,541	189,371,048	2,087,879
Interest and dividends receivable		1,354,043	637,133	295,290	171,930	37,332	68
Receivable from brokers for investments		-----	-----	413,077	4,130,772	642,323	207,878
Receivable for capital shares issued		-----	-----	44,829	69,243	19,236	1,665
Total Assets		104,043,546	44,297,824	62,951,769	354,132,486	90,069,939	2,297,490
LIABILITIES:
Dividends payable		462,883	131,810	283,654	-----	-----	-----
Payable to brokers for investments purchased		-----	-----	770,376	5,763,791	219,944	-----
Payable for capital shares redeemed		-----	-----	113	48,370	-----	-----
Accrued expenses and other payables:
Investment advisory fees		53,643	18,708	39,130	220,899	73,258	703
Administration fees		23,245	9,728	13,565	76,579	20,049	609
Accounting fees		2,682	1,122	1,565	8,836	2,313	70
Distribution fees		-----	-----	-----	-----	-----	-----
Servicing Fees		-----	-----	-----	41,104	-----	-----
Other		2,704	23,932	5,514	89,469	6,301	5,475
Total Liabilities		545,157	185,300	1,113,917	6,249,048	321,865	6,857
NET ASSETS:		103,498,389	44,112,524	61,837,852	347,883,438	89,748,074	2,290,633
Paid-in capital		102,616,052	42,033,361	65,704,810	306,734,680	123,673,297	8,015,716
Accumulated undistributed (distributions in excess of)
net investment income		(323,062)	9,238	4,269	-----	-----	-----
Net unrealized appreciation on investments		4,047,777	2,211,848	(539,605)	47,861,612	(19,994,110)	(2,397,058)
Accumulated undistributed net realized gains (losses)
on investment transactions		(2,842,378)	(141,923)	(3,331,622)	(6,712,854)	(13,931,113)	(3,328,025)
Net Assets		$103,498,389	$44,112,524	$61,837,852	$347,883,438	$89,748,074	$2,290,633
Capital Shares Outstanding		10,138,913	4,091,733	5,274,887	9,616,244	1,164,777
Net asset value--offering and redemption price per share		$10.21	$10.78	$11.72	$9.33	$1.97
Pricing of S Shares
Net assets applicable to S Shares outstanding					$193,556,789
Shares outstanding, $.001 par value					13,752,012
Net asset value--offering and redemption price per share					$14.07
Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding
Shares outstanding, $.001 par value
Net asset value--offering and redemption price per share
Pricing of T Shares
Net assets applicable to T Shares outstanding					$154,326,649
Shares outstanding, $.001 par value					10,868,376
Net asset value--offering and redemption					$14.20
Pricing of I Shares
Net assets applicable to I Shares outstanding
Shares outstanding, $.001 par value
Net asset value--offering and redemption price per share

VINTAGE MUTUAL FUNDS, INC.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2001

	Government	Liquid	Municipal	Limited
	Assets	Assets	Assets	Term Bond	Bond	Income
	Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income	$3,284,314	$3,545,279	$597,389	$1,534,563	$1,361,607	$3,638,800
Dividend income
Total Income	3,284,314	3,545,279	597,389	1,534,563	1,361,607	3,638,800
EXPENSES: (Note 4)
Investment advisory fees	315,462	279,842	69,771	118,439	111,446	329,261
Administration fees	165,618	167,905	41,863	61,589	52,683	142,680
Distribution and shareholder service fees S Shares	-----	266,861	4,066	-----	-----	-----
Distribution and shareholder service fees S2 Shares	-----	22,438	-----	-----	-----	-----
Distribution and shareholder service fees T Shares	-----	28,317	4,109	-----	-----	-----
Custody fees	7,385	19,154	6,585	3,036	6,681	3,737
Accounting fees	23,660	23,986	5,980	7,106	6,079	16,463
Legal fees	5,160	4,285	686	1,301	1,037	1,915
Audit fees	6,061	4,344	2,552	4,073	4,418	2,156
Directors' fees	7,223	7,775	1,771	2,233	1,689	4,779
Transfer agent fees	32,348	28,344	8,951	14,664	11,804	8,663
Registration and filing fees	3,007	8,154	998	190	666	316
Printing fees	8,500	7,919	2,011	2,298	1,993	3,593
Other	1,295	15,970	915	5,367	2,106	18,743
Total Expenses	575,719	885,294	150,258	220,296	200,602	532,306
Less: Expenses voluntarily reduced/waived	(39,433)	-----	-----	-----	-----	-----
Net Expenses	536,286	885,294	150,258	220,296	200,602	532,306
Net Investment Income (Loss)	2,748,028	2,659,985	447,131	1,314,267	1,161,005	3,106,494
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions	3,877	-----	-----	148,928	67,338	186,805
Net change in unrealized appreciation (depreciation)
from investments	-----	-----	-----	464,179	772,401	1,965,916
Net realized and unrealized gains (losses) from investments	3,877	-----	-----	613,107	839,739	2,152,721
Change in net assets resulting from operations	$2,751,905	$2,659,985	$447,131	$1,927,374	$2,000,744	$5,259,215
	Municipal			Aggressive
	Bond	Balanced	Equity	Growth	Technology
	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income	$1,097,624	$809,071	$123,575	$6,788	$1,662
Dividend income		178,857	1,453,865	284,765	722
Total Income	1,097,624	987,928	1,577,440	291,553	2,384
EXPENSES: (Note 4)
Investment advisory fees	115,438	263,077	1,578,874	522,774	23,579
Administration fees	60,028	91,201	547,345	143,075	4,905
Distribution and shareholder service fees S Shares	-----	-----	294,205	-----	-----
Distribution and shareholder service fees S2 Shares	-----	-----	-----	-----	-----
Distribution and shareholder service fees T Shares	-----	-----	-----	-----	-----
Custody fees	5,476	7,715	10,772	6,290	2,071
Accounting fees	6,926	10,523	63,154	16,508	566
Legal fees	1,299	2,622	14,282	3,596	984
Audit fees	2,872	3,652	12,341	2,101	692
Directors' fees	2,662	6,505	24,248	6,241	1,055
Transfer agent fees	10,147	4,501	121,837	31,950	15,361
Registration and filing fees	1,336	1,172	3,890	1,951	642
Printing fees	1,788	4,727	22,466	6,094	506
Other	2,125	21,721	680	7,812	572
Total Expenses	210,097	417,416	2,694,094	748,392	50,933
Less: Expenses voluntarily reduced/waived	-----	-----	-----	-----	(17,921)
Net Expenses	210,097	417,416	2,694,094	748,392	33,012
Net Investment Income (Loss)	887,527	570,512	(1,116,654)	(456,839)	(30,628)
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions	63,368	(2,845,181)	(1,092,105)	(10,417,193)	(1,718,611)
Net change in unrealized appreciation (depreciation)
from investments	345,706	(2,821,778)	(55,399,528)	(5,077,536)	133,424
Net realized and unrealized gains (losses) from investments	409,074	(5,666,959)	(56,491,633)	(15,494,729)	(1,585,187)
Change in net assets resulting from operations	$1,296,601	($5,096,447)	($57,608,287)	($15,951,568)	($1,615,815

VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Government Assets Fund		Liquid Assets Fund		Municipal Assets Fund
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000
	(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$2,748,028	$9,744,468	$2,659,985	$8,302,247	$447,131	$1,282,280
Net realized gains/(losses) from investment
transactions	3,877	------	------	------	------	------
Net change in unrealized appreciation/(depreciation)
from investments	------	------	------	------	------	------
Change in net assets resulting from
operations	$2,751,905	$9,744,468	$2,659,985	$8,302,247	$447,131
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	------	------	------	------	------	------
S Shares	------	------	(1,264,187)	(4,313,652)	(20,111)	(123,053)
S2 Shares	------	------	(186,210)	(496,272)	------	------
T Shares	(2,748,028)	(9,744,322)	(668,279)	(1,716,533)	(61,165)	(211,633)
I Shares	------	------	(541,309)	(1,775,790)	(365,855)	(947,594)
From net realized gains
Capital Shares	------	------	------	------	------	------
S Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
Change in net assets from shareholder
distributions	(2,748,028)	(9,744,322)	(2,659,985)	(8,302,247)	(447,131)	(1,282,280)
CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	233,700,601	493,456,607	7,563,257	18,200,744
S2 Shares	------	------	65,211,035	105,085,174	------	------
T Shares	380,461,374	1,044,862,456	61,881,639	107,572,367	6,680,581	12,926,906
I Shares	------	------	82,502,864	151,358,406	73,183,349	90,904,978
Reinvestments:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	15	62,373	1,680	19,283
S2 Shares	------	------	9,338	31,562	------	------
T Shares	719,200	1,928,957	216,281	392,359	11,165	32,966
I Shares	------	------	206,643	677,621	1,093	3,881
Redemptions:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	(222,081,279)	(507,372,822)	(7,669,927)	(23,186,674)
S2 Shares	------	------	(62,965,721)	(104,617,221)	------	------
T Shares	(397,748,402)	(1,046,764,394)	(47,049,704)	(108,993,787)	(7,332,791)	(18,231,891)
I Shares	------	------	(91,948,799)	(158,292,229)	(58,121,891)	(89,703,693)
Change in net assets from capital transactions	(16,567,828)	27,019	19,682,913	(20,639,590)	14,316,516	(9,033,500)
Change in net assets	(16,563,951)	27,165	19,682,913	(20,639,590)	14,316,516	(9,033,500)
NET ASSETS:
Beginning of period	170,837,983	170,810,818	149,639,108	170,278,698	35,786,562	44,820,062
End of period	$154,274,032	$170,837,983	$169,322,021	$149,639,10	$50,103,078	$35,786,562
SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	233,700,601	493,456,607	7,563,257	18,200,744
S2 Shares	------	------	65,211,035	105,085,174	------	------
T Shares	380,461,374	1,044,862,456	61,881,639	107,572,367	6,680,581	12,926,906
I Shares	------	------	82,502,864	151,358,406	73,183,349	90,904,978
Reinvestments:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	15	62,373	1,680	19,283
S2 Shares	------	------	9,338	31,562	-----	-----
T Shares	719,200	1,928,957	216,281	392,359	11,165	32,966
I Shares	------	------	206,643	677,621	1,093	3,881
Redemptions:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	(222,081,279)	(507,372,822)	(7,669,927)	(23,186,674)
S2 Shares	------	------	(62,965,721)	(104,617,221)	------	------
T Shares	(397,748,402)	(1,046,764,39	(47,049,704)	(108,993,787)	(7,332,791)	(18,231,891)
I Shares	------	------	(91,948,799)	(158,292,229)	(58,121,891)	(89,703,693)
Change In Shares	(16,567,828)	27,019	19,682,913	(20,639,590)	14,316,516	(9,033,500)

* Period from October 16, 2000 (commencement of operations) to March 31, 2001.

	Limited Term Bond Fund		Bond Fund		Income Fund		Municipal Bond Fund
	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$1,314,267	$2,768,168	$1,161,005	$1,935,148	$3,106,494	$6,810,049	$887,527	$1,908,044
Net realized gains/(losses) from investment
transactions	148,928	158,006	67,338	25,744	186,805	(617,374)	63,368	(28,343)
Net change in unrealized appreciation/(depreciation)
from investments	464,179	1,406,031	772,401	1,385,552	1,965,916	5,141,281	345,706	2,018,373
Change in net assets resulting from
operations	$1,927,374	$4,332,205	$2,000,744	$3,346,444	$5,259,215	$11,333,956	$1,296,601	$3,898,074
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(1,307,316)	(2,760,656)	(1,152,782)	(1,929,362)	(3,091,877)	(6,792,037)	(883,366)	(1,902,975)
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
From net realized gains
Capital Shares	------	------	------	------	------	------	------	------
S Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
Change in net assets from shareholder
distributions	(1,306,316)	(2,760,656)	(1,152,782)	(1,929,362)	(3,091,877)	(6,792,037)	(883,366)	(1,902,975)
CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	4,651,981	10,281,505	12,114,005	15,534,324	5,870,190	22,305,309	1,221,660	6,365,266
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	690,042	1,316,170	581,387	849,784	316,132	635,920	119,959	217,727
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(6,117,240)	(17,922,384)	(6,382,275)	(8,800,556)	(16,480,219)	(25,344,433)	(4,916,037)	(9,920,637)
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Change in net assets from capital transactions	(775,217)	(6,324,709)	6,313,117	7,583,552	(10,293,897)	(2,403,204)	(3,574,418)	(3,337,644)
Change in net assets	(155,159)	(4,753,160)	7,161,079	9,000,634	(8,126,559)	(2,138,715)	(3,161,183)	(1,342,545)
NET ASSETS:
Beginning of period	47,754,048	52,507,208	36,339,781	27,339,147	111,624,948	109,486,233	47,273,707	48,616,252
End of period	$47,598,889	$47,754,048	$43,500,860	$36,339,781	$103,498,389	$111,624,948	$44,112,524	$47,273,707
SHARE TRANSACTIONS:
Issued:
Capital Shares	465,120	1,054,561	1,207,056	1,592,569	585,981	2,292,076	114,401	616,757
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	69,235	135,632	58,238	87,897	31,594	65,651	11,248	20,981
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	-----	-----	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(612,860)	(1,837,154)	(633,660)	(904,550)	(1,634,815)	(2,591,746)	(458,911)	(958,655)
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Change In Shares	(78,505)	(646,961)	631,634	775,916	(1,017,240)	(234,019)	(333,262)	(320,917)

* Period from October 16, 2000 (commencement of operations) to March 31, 2001.

	Balanced Fund		Equity Fund		Aggressive Growth Fund		Technology Fund
	Six Months	Year	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000	September 30, 2001	March 31, 2000
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
OPERATIONS:
Net investment income (loss)	$570,512	$1,740,152	($1,116,654)	$1,571,108	$456,839	$918,561	$30,628	($21,834)
Net realized gains/(losses) from investment
transactions	(2,845,181)	459,502	(1,092,105)	(5,620,354)	(10,417,193)	(2,597,881)	(1,718,611)	(1,480,146)
Net change in unrealized appreciation/(depreciation)
from investments	(2,821,778)	(15,569,002)	(55,399,528)	(116,386,031)	(5,077,536)	(45,994,268)	133,424	(2,659,750)
Change in net assets resulting from
operations	($5,096,447)	($13,369,348)	($57,608,287)	($123,577,493)	($15,951,568)	($49,510,710)	($1,615,815)	($4,161,730)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(568,661)	(1,737,732)	------	------	------	------	------	------
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
From net realized gains
Capital Shares	------	(5,720,786)	------	------	------	(26,861,029)	------	------
S Shares	------	------	------	(23,665,186)	------	------	------	------
T Shares	------	------	------	(19,560,822)	------	------	------	------
Change in net assets from shareholder
distributions	(568,661)	(7,458,518)	------	(43,226,008)	------	(26,861,029)	------	------
CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	5,232,042	13,722,990	------	------	27,132,359	108,374,058	1,581,461	7,022,795
S Shares	------	------	44,797,709	143,738,261	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	13,295,559	51,513,873	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	614,035	7,019,428	------	------	------	12,159,972	------	------
S Shares	------	------	------	22,953,202	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	4,926,514	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(6,457,198)	(28,488,263)	------	------	(26,657,404)	(98,236,377)	(277,028)	(259,050)
S Shares	------	------	(51,335,007)	(166,449,014)	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	(15,582,396)	(60,394,662)	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Change in net assets from capital transactions	(611,121)	(7,745,845)	(8,824,135)	(3,711,826)	474,955	22,297,653	1,304,433	6,763,745
Change in net assets	(6,276,229)	(28,573,711)	(66,432,422)	(170,515,327)	(15,476,613)	(54,074,086)	(311,382)	2,602,015
NET ASSETS:
Beginning of period	68,114,081	96,687,792	414,315,860	584,831,187	105,224,687	159,298,773	2,602,015	0
End of period	$61,837,852	$68,114,081	$347,883,438	$414,315,860	$89,748,074	$105,224,687	$2,290,633	$2,602,015
SHARE TRANSACTIONS:
Issued:
Capital Shares	409,889	886,689	------	------	2,509,571	6,768,726	424,156	882,694
S Shares	------	------	2,812,340	6,765,427	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	824,913	2,501,159	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	47,113	480,018	------	------	------	878,609	------	------
S Shares	------	------	------	1,151,687	------	------	------	------
S2 Shares	------	------	------	------	-----	-----	------	------
T Shares	------	------	------	245,466	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(504,943)	(1,875,067)	------	------	(2,430,629)	(5,886,370)	(87,834)	(54,239)
S Shares	------	------	(3,188,797)	(7,751,353)	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	(951,309)	(2,861,496)	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Change In Shares	(47,941)	(508,360)	(502,853)	50,890	78,942	1,760,965	336,322	828,455

* Period from October 16, 2000 (commencement of operations) to March 31, 2001.

VINTAGE MUTUAL FUNDS, INC.
Notes to Financial Statements (Unaudited)
September 30, 2001

1. Organization:

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc., (the "Fund"), in February 1998. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in eleven series, each with distinct investment objectives and policies. The Fund offers ten series representing diversified portfolios and one series (the Vintage Technology Fund) representing a non-diversified portfolio. The Government Assets Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Liquid Assets Fund is maximum current income consistent with safety of principal and maintenance of liquidity. The investment objective of the Municipal Assets Fund is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The investment objective of the Vintage Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities. The Vintage Limited Term Bond Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility. The Vintage Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Vintage Bond Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. The investment objective of the Vintage Income Fund is to seek current income, consistent with the preservation of capital. The Vintage Income Fund invests primarily in fixed income securities. The investment objective of the Vintage Municipal Bond Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Vintage Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities. The investment objective of the Vintage Balanced Fund is to seek long-term growth of capital and income. The Vintage Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The investment objective of the Vintage Equity Fund is long-term capital appreciation. The Vintage Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential. The investment objective of the Vintage Aggressive Growth Fund is long-term capital growth. The Vintage Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities. The investment objective of the Vintage Technology Fund is long-term capital growth. The Vintage Technology Fund invests primarily in common stocks and other equity-type securities that the Adviser believes will benefit significantly from technological advances or improvements without regard to market capitalization.

Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from the Fund's Distributor. Liquid Assets Fund also offers S2 Shares through financial institutions providing automatic "sweep" investment programs to their own customers. All classes of shares accrue daily dividends in the same manner except each class bears separate distribution and/or shareholder servicing fees.

The Vintage Equity Fund offers two classes of shares. T Shares of the Vintage Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N. A., over which AMCORE Investment Group, N. A., exercises investment discretion. The Vintage Equity Fund also offers S Shares which accrue daily dividends in the same manner as T Shares except each class bears separate distribution and/or shareholder administrative servicing fees.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

Investments of the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund (the "money market funds") are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Balanced Fund, the Vintage Equity Fund, the Vintage Aggressive Growth Fund, and the Vintage Technology Fund (collectively the "variable net asset funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Fixed income securities held in the variable net asset funds are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Fixed income securities having maturities of 60 days or less are valued by the amortized cost method. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment adviser, Investors Management Group, ("IMG"), deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. An independent custodian must receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Loan Certificates

The Liquid Assets Fund may invest in FmHA Guaranteed Loan Certificates which represent interests in the guaranteed portion of Farmer's Home Administration ("FmHA") loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days' written notice. The Loan Certificates are diversified through limitations on certificates sold by any one individual bank.

Trust Certificates

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (the Trust) which represent interests in student loans sold by certain Iowa banks subject to repurchase on no more than seven days' written notice. The Trust and the Trust Certificates are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than five percent of the outstanding Trust Certificates.

Limited Partnerships

The Aggressive Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. At September 30, 2001, the Fund had invested $2,000,000. Direct investments are recorded when capital contributions are made. This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the Fund's Adviser and approved by the Fund's Board of Directors.

Securities Purchased on a When-Issued of Delayed-Delivery Basis

Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund and the Vintage Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Vintage Balanced Fund, the Vintage Equity Fund, the Vintage Aggressive Growth Fund, and the Vintage Technology Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

Federal Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

Expenses

Expenses directly related to one of the Funds are charged to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2001 are as follows:
			Proceeds
		Purchases	from Sales
Limited Term Bond Fund	..........................	$11,080,746	$5,843,518
Bond Fund	.................................	$29,961,858	$1,016,185
Income Fund	..................................	$9,861,761	$6,725,988
Municipal Bond Fund	.............................	$3,332,238	$2,300,270
Balanced Fund	...................................	$23,323,462	$12,058,202
Equity Fund	................................	$132,529,383	$148,963,626
Aggressive Growth Fund	..........................	$41,935,944	$43,339,784
Technology Fund	............................	$2,989,511	$1,837,065

4. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), a wholly owned subsidiary of AMCORE Financial, Inc., is entitled to receive fees computed daily on a percentage of the average daily net assets of each fund as follows:
Government Assets Fund	0.40 percent
Liquid Assets Fund	0.35 percent
Municipal Assets Fund	0.35 percent
Vintage Limited Term Bond Fund	0.50 percent
Vintage Bond Fund	0.55 percent
Vintage Income Fund	0.60 percent
Vintage Municipal Bond Fund	0.50 percent
Vintage Balanced Fund	0.75 percent
Vintage Equity Fund	0.75 percent
Vintage Aggressive Growth Fund	0.95 percent
Vintage Technology Fund	1.25 percent

IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent. IMG voluntarily limited advisory fees for the Technology Fund to approximately 0.30 percent so total fund operating expenses did not exceed 1.75 percent of average daily net assets.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund and 0.26 percent of the average daily net assets for all other Vintage Mutual Funds.

The Funds have adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which may include AMCORE Financial, Inc., its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services. During the six month period ended September 30, 2001, AMCORE Financial, Inc. received $34,064, $4,635, and $300,537 from the Liquid Assets Fund, the Municipal Assets Fund, and the Vintage Equity Fund, respectively.

BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Fund, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Adviser and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund.

IMG also serves as the Fund's transfer agent to certain classes of the Government Assets, Liquid Assets and Municipal Assets Funds, pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. BISYS Fund Services, Inc., ("BISYS") serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services.

5. Subsequent Event:

On October 12, 2001, the Vintage Income Fund shareholders voted to merge the Vintage Income Fund into the Vintage Bond Fund. The merger was completed effective October 19 upon which shares of the Vintage Bond Fund were distributed to Vintage Income Fund shareholders and the Vintage Income Fund ceased to exist.

VINTAGE MUTUAL FUNDS, Inc.
Financial Highlights

	Investment Activities				Dividends and Distributions
							Total
	NAV	Net	Net Realized/	Total from	From Net	From Net	Dividends	NAV
	Beginning	Investment	Unrealized	Investment	Investment	Realized	and	End
	of Period	Income	Gains/(Losses)	Activities	Income	Gains	Distribution	of Period
Government Assets Fund "T" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)	0.00 (0.05) $1.00
Year Ended March 31, 1998	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 1997	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Liquid Assets Fund "S" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Year Ended March 31, 1999	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended June 30, 1997	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended June 30, 1996	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Liquid Assets Fund "S2" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 2000	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Year Ended March 31, 1999	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
February 27, 1997 to June 30, 1997*	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Liquid Assets Fund "T" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
January 2, 1997 to June 30, 1997*	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Liquid Assets Fund "I" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 2001	$1.00	0.06	0.00	0.06	(0.06)	0.00	(0.06)	$1.00
Year Ended March 31, 2000	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Year Ended March 31, 1999	$1.00	0.05	0.00	0.05	(0.05)	0.00	(0.05)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
October 29, 1996 to June 30, 1997*	$1.00	0.04	0.00	0.04	(0.04)	0.00	(0.04)	$1.00
Municipal Assets Fund "S" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2000	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended March 31, 1999	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Year Ended June 30, 1997	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended June 30, 1996	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Municipal Assets Fund "T" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
January 2, 1997 to June 30, 1997*	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
Municipal Assets Fund "I" Shares
Six Months Ended September 30, 2001(unaudited)	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Year Ended March 31, 2001	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 2000	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Year Ended March 31, 1999	$1.00	0.03	0.00	0.03	(0.03)	0.00	(0.03)	$1.00
Nine Months Ended March 31, 1998	$1.00	0.02	0.00	0.02	(0.02)	0.00	(0.02)	$1.00
March 27, 1997 to June 30, 1997*	$1.00	0.01	0.00	0.01	(0.01)	0.00	(0.01)	$1.00
Limited Term Bond Fund
Six Months Ended September 30, 2001(unaudited)	$9.94	0.28	0.13	0.41	(0.28)	0.00	(0.28)	$10.07
Year Ended March 31, 2001	$9.63	0.54	0.31	0.85	(0.54)	0.00	(0.54)	$9.94
Year Ended March 31, 2000	$10.00	0.50	(0.37)	0.13	(0.50)	0.00	(0.50)	$9.63
Year Ended March 31, 1999	$9.99	0.49	0.00	0.49	(0.48)	0.00	(0.48)	$10.00
Year Ended March 31, 1998	$9.69	0.46	0.35	0.81	(0.51)(c)	0.00	(0.51)	$9.99
Year Ended March 31, 1997	$9.89	0.50	(0.20)	0.30	(0.50)	0.00	(0.50)	$9.69
Bond Fund
Six Months Ended September 30, 2001(unaudited)	$9.97	0.27	0.20	0.47	(0.27)	0.00	(0.27)	$10.17
Year Ended March 31, 2001	$9.53	0.61	0.44	1.05	(0.61)	0.00	(0.61)	$9.97
Year Ended March 31, 2000	$9.88	0.57	(0.35)	0.22	(0.57)	0.00	(0.57)	$9.53
Year Ended March 31, 1999	$9.86	0.53	0.04	0.57	(0.53)	(0.02)	(0.55)	$9.88
Eleven Months Ended March 31, 1998	$9.82	0.66	0.33	0.99	(0.66)	(0.29)	(0.95)	$9.86
Year Ended April 30, 1997	$9.78	0.62	0.05	0.67	(0.62)	0.00	(0.62)	$9.83
Income Fund
Six Months Ended September 30, 2001(unaudited)	$10.01	0.30	0.20	0.50	(0.30)	0.00	(0.30)	$10.21
Year Ended March 31, 2001	$9.61	0.60	0.40	1.00	(0.60)	0.00	(0.60)	$10.01
Year Ended March 31, 2000	$9.98	0.57	(0.37)	0.20	(0.57)	0.00	(0.57)	$9.61
Year Ended March 31, 1999	$10.04	0.55	(0.04)	0.51	(0.57)(d)	0.00	(0.57)	$9.98
Year Ended March 31, 1998	$9.70	0.50	0.38	0.88	(0.54)(c)	0.00	(0.54)	$10.04
Year Ended March 31, 1997	$9.93	0.54	(0.24)	0.30	(0.53)	0.00	(0.53)	$9.70
Municipal Bond Fund
Six Months Ended September 30, 2001(unaudited)	$10.68	0.22	0.10	0.32	(0.22)	0.00	(0.22)	$10.78
Year Ended March 31, 2001	$10.24	0.42	0.44	0.86	(0.42)	0.00	(0.42)	$10.68
Year Ended March 31, 2000	$10.67	0.41	(0.40)	0.01	(0.41)	(0.03)	(0.44)	$10.24
Year Ended March 31, 1999	$10.60	0.40	0.08	0.48	(0.40)	(0.01)	(0.41)	$10.67
Year Ended March 31, 1998	$10.22	0.40	0.40	0.80	(0.40)	(0.02)	(0.42)	$10.60
Year Ended March 31, 1997	$10.27	0.38	(0.05)	0.33	(0.38)	0.00	(0.38)	$10.22
Balanced Fund
Six Months Ended September 30, 2001(unaudited)	$12.80	0.11	(1.08)	(0.97)	(0.11)	0.00	(0.11)	$11.72
Year Ended March 31, 2001	$16.58	0.31	(2.72)	(2.41)	(0.31)	(1.06)	(1.37)	$12.80
Year Ended March 31, 2000	$16.01	0.28	2.08	2.36	(0.28)	(1.51)	(1.79)	$16.58
Year Ended March 31, 1999	$15.05	0.24	1.60	1.84	(0.24)	(0.64)	(0.88)	$16.01
Year Ended March 31, 1998	$11.72	0.21	3.67	3.88	(0.21)	(0.34)	(0.55)	$15.05
Year Ended March 31, 1997	$11.08	0.18	1.05	1.23	(0.18)	(0.41)	(0.59)	$11.72
Equity Fund S Shares
Six Months Ended September 30, 2001(unaudited)	$16.44	(0.05)	(2.32)	(2.37)	0.00	0.00	0.00	$14.07
Year Ended March 31, 2001	$23.28	(0.09)	(4.94)	(5.03)	0.00	(1.81)	(1.81)	$16.44
Year Ended March 31, 2000	$22.90	(0.06)	4.10	4.04	0.00	(3.66)	(3.66)	$23.28
Year Ended March 31, 1999	$21.04	(0.06)	3.21	3.15	(0.01)	(1.28)	(1.29)	$22.90
Year Ended March 31, 1998	$16.58	0.00	7.19	7.19	(0.01)	(2.71)	(2.72)	$21.05
Year Ended March 31, 1997	$14.48	0.05	2.60	2.65	(0.05)	(0.50)	(0.55)	$16.58
Equity Fund T Shares
Six Months Ended September 30, 2001(unaudited)	$16.56	(0.03)	(2.33)	(2.36)	0.00	0.00	0.00	$14.20
Year Ended March 31, 2001	$23.38	(0.03)	(4.98)	(5.01)	0.00	(1.81)	(1.81)	$16.56
Year Ended March 31, 2000	$22.94	(0.01)	4.11	4.10	0.00	(3.66)	(3.66)	$23.38
Year Ended March 31, 1999	$21.05	(0.01)	3.19	3.18	(0.01)	(1.28)	(1.29)	$22.94
February 14, 1998 to March 31, 1998	$19.77	0.00	1.28	1.28	0.00	0.00	0.00	$21.05
Aggressive Growth
Six Months Ended September 30, 2001(unaudited)	$11.03	(0.05)	(1.65)	(1.70)	0.00	0.00	0.00	$9.33
Year Ended March 31, 2001	$20.49	(0.10)	(5.93)	(6.03)	0.00	(3.43)	(3.43)	$11.03
Year Ended March 31, 2000	$17.63	(0.12)	5.57	5.45	0.00	(2.59)	(2.59)	$20.49
Year Ended March 31, 1999	$16.99	(0.11)	1.70	1.59	0.00	(0.95)	(0.95)	$17.63
Year Ended March 31, 1998	$11.90	(0.09)	5.61	5.52	0.00	(0.43)	(0.43)	$16.99
Year Ended March 31, 1997	$10.88	(0.06)	1.08	1.02	0.00	0.00	0.00	$11.90
Technology
Six Months Ended September 30, 2001(unaudited)	$3.14	(0.03)	(1.14)	(1.17)	0.00	0.00	0.00	$1.97
October 16, 2000 to March 31, 2001*	$10.00	(0.03)	(6.83)	(6.86)	0.00	0.00	0.00	$3.14

* Period from commencement of operations
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Includes $.04 per share and $.02 per share of distributions in excess of net investment income for the Limited Term Bond Fund and
Income Fund respectively, for year ended March 31, 1998.
(d) Includes $.01 per share of distribution in excess of net investment income.

	TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
			Ratio of	Ratio of Net	Ratio of	Ratio of Net
		Net Assets	Expenses to	Investment	Expenses to	Investment
	Total	End of Period	Average	Income to	Average	Income to	Portfolio
	Return	(000 omitted)	Net Assets	Average Net Assets	Net Assets**	Average Net Assets**	Turnover
Government Assets Fund "T" Shares
Six Months Ended September 30, 2001 (unaudited)	1.75%(a)	$154,274	0.68%(b)	3.48%(b)	0.73%(b)	3.43%(b)
Year Ended March 31, 2001	5.73%	$170,838	0.68%	5.59%	0.73%	5.54%
Year Ended March 31, 2000	4.75%	$170,811	0.68%	4.65%	0.73%	4.60%
Year Ended March 31, 1999	4.61%	$150,006	0.73%	4.49%	0.76%	4.46%
Year Ended March 31, 1998	4.72%	$155,130	0.73%	4.79%	0.98%	4.54%
Year Ended March 31, 1997	4.62%	$158,698	0.76%	4.53%	1.01%	4.28%
Liquid Assets Fund "S" Shares
Six Months Ended September 30, 2001 (unaudited)	1.56%(a)	$89,468	1.36%(b)	3.08%(b)	-----	-----
Year Ended March 31, 2001	5.26%	$77,849	1.36%	5.13%	-----	-----
Year Ended March 31, 2000	4.18%	$91,703	1.36%	4.11%	-----	-----
Year Ended March 31, 1999	4.18%	$77,343	1.34%	4.08%	-----	-----
Nine Months Ended March 31, 1998	3.43%(a)	$69,514	1.20%(b)	4.57%(b)	-----	-----
Year Ended June 30, 1997	4.46%	$60,663	1.20%	4.46%	-----	-----
Year Ended June 30, 1996	4.68%	$179,633	1.20%	4.68%	-----	-----
Liquid Assets Fund "S2" Shares
Six Months Ended September 30, 2001 (unaudited)	1.69%(a)	$11,393	1.11%(b)	3.32%(b)	-----	-----
Year Ended March 31, 2001	5.52%	$9,139	1.11%	5.39%	-----	-----
Year Ended March 31, 2000	4.44%	$8,639	1.11%	4.36%	-----	-----
Year Ended March 31, 1999	4.44%	$8,252	1.09%	4.32%	-----	-----
Nine Months Ended March 31, 1998	3.68%(a)	$5,453	0.87%(b)	4.91%(b)	-----	-----
February 27, 1997 to June 30, 1997*	1.66%(a)	$1,773	0.85%(b)	4.79%(b)	0.95%	4.69%
Liquid Assets Fund "T" Shares
Six Months Ended September 30, 2001 (unaudited)	1.82%(a)	$45,638	0.86%(b)	3.54%(b)	-----	-----
Year Ended March 31, 2001	5.80%	$30,590	0.86%	5.65%	-----	-----
Year Ended March 31, 2000	4.70%	$31,619	0.86%	4.59%	-----	-----
Year Ended March 31, 1999	4.70%	$33,673	0.84%	4.54%	-----	-----
Nine Months Ended March 31, 1998	3.81%(a)	$16,147	0.70%(b)	5.07%(b)	-----	-----
January 2, 1997 to June 30, 1997*	2.51%(a)	$17,859	0.70%(b)	4.96%(b)	-----	-----
Liquid Assets Fund "I" Shares
Six Months Ended September 30, 2001 (unaudited)	1.89%(a)	$22,822	0.71%(b)	3.76%(b)	-----	-----
Year Ended March 31, 2001	5.94%	$32,061	0.71%	5.78%	-----	-----
Year Ended March 31, 2000	4.86%	$38,318	0.71%	4.82%	-----	-----
Year Ended March 31, 1999	4.86%	$16,751	0.69%	4.67%	-----	-----
Nine Months Ended March 31, 1998	3.98%(a)	$13,729	0.47%(b)	5.31%(b)	-----	-----
October 29, 1996 to June 30, 1997*	3.51%(a)	$2,356	0.45%(b)	5.19%(b)	-----	-----
Municipal Assets Fund "S" Shares
Six Months Ended September 30, 2001 (unaudited)	1.01%(a)	$2,299	1.11%(b)	1.98%(b)	-----	-----
Year Ended March 31, 2001	3.07%	$2,403	1.12%	3.09%	-----	-----
Year Ended March 31, 2000	2.43%	$7,370	1.14%	2.41%	1.15%	2.40%
Year Ended March 31, 1999	2.47%	$7,894	1.12%	2.41%	1.19%	2.34%
Nine Months Ended March 31, 1998	2.13%(a)	$7,102	0.94%(b)	2.84%(b)	-----	-----
Year Ended June 30, 1997	2.90%	$4,664	0.93%	2.90%	1.15%	2.68%
Year Ended June 30, 1996	2.64%	$10,146	1.48%	2.64%	-----	-----
Municipal Assets Fund "T" Shares
Six Months Ended September 30, 2001 (unaudited)	1.13%(a)	$5,413	0.86%(b)	2.23%(b)	-----	-----
Year Ended March 31, 2001	3.31%	$6,054	0.87%	3.26%	-----	-----
Year Ended March 31, 2000	2.68%	$11,326	0.89%	2.63%	0.90%	2.62%
Year Ended March 31, 1999	2.73%	$14,949	0.87%	2.66%	0.94%	2.59%
Nine Months Ended March 31, 1998	2.31%(a)	$12,005	0.69%(b)	3.09%(b)	-----	-----
January 2, 1997 to June 30, 1997*	1.61%(a)	$25,036	0.66%(b)	3.17%(b)	0.90%	2.93%
Municipal Assets Fund "I" Shares
Six Months Ended September 30, 2001 (unaudited)	1.21%(a)	$42,392	0.71%(b)	2.26%(b)	-----	-----
Year Ended March 31, 2001	3.48%	$27,330	0.72%	3.41%	-----	-----
Year Ended March 31, 2000	2.84%	$26,124	0.74%	2.79%	0.75%	2.78%
Year Ended March 31, 1999	2.88%	$22,405	0.72%	2.81%	0.79%	2.74%
Nine Months Ended March 31, 1998	2.49%(a)	$20,010	0.46%(b)	3.32%(b)	-----	-----
March 27, 1997 to June 30, 1997*	1.20%(a)	$7	0.41%(b)	3.42%(b)	0.65%	3.18%
Limited Term Bond Fund
Six Months Ended September 30, 2001 (unaudited)	4.16%(a)	$47,599	0.93%(b)	5.55%(b)	-----	-----	15.17%
Year Ended March 31, 2001	9.06%	$47,754	0.90%	5.48%	-----	-----	49.54%
Year Ended March 31, 2000	1.38%	$52,507	0.92%	5.11%	-----	-----	41.58%
Year Ended March 31, 1999	5.01%	$56,005	1.05%	4.89%	-----	-----	31.08%
Year Ended March 31, 1998	8.51%	$37,777	1.35%	4.60%	1.60%	4.35%	80.26%
Year Ended March 31, 1997	3.13%	$38,835	1.40%	5.18%	1.65%	4.93%	70.63%
Bond Fund
Six Months Ended September 30, 2001 (unaudited)	4.93%(a)	$43,501	0.99%(b)	5.73%(b)	-----	-----	15.55%
Year Ended March 31, 2001	11.37%	$36,340	0.99%	6.33%	-----	-----	17.62%
Year Ended March 31, 2000	2.41%	$27,339	1.01%	6.01%	-----	-----	31.83%
Year Ended March 31, 1999	5.95%	$21,984	1.03%	5.46%	-----	-----	37.28%
Eleven Months Ended March 31, 1998	10.30%(a)	$7,213	0.88%(b)	7.66%(b)	-----	-----	225.79%
Year Ended April 30, 1997	6.97%	$3,201	0.83%	6.16%	-----	-----	42.22%
Income Fund
Six Months Ended September 30, 2001 (unaudited)	4.95%(a)	$103,498	0.97%(b)	5.66%(b)	-----	-----	9.72%
Year Ended March 31, 2001	10.73%	$111,625	0.95%	6.12%	-----	-----	14.73%
Year Ended March 31, 2000	2.13%	$109,486	0.99%	5.91%	-----	-----	28.35%
Year Ended March 31, 1999	5.13%	$100,341	1.01%	5.51%	-----	-----	60.60%
Year Ended March 31, 1998	9.31%	$104,604	1.15%	5.04%	1.40%	4.79%	52.03%
Year Ended March 31, 1997	3.14%	$92,031	1.20%	5.52%	1.45%	5.27%	59.70%
Municipal Bond Fund
Six Months Ended September 30, 2001 (unaudited)	2.91%(a)	$44,113	0.91%(b)	3.84%(b)	-----	-----	7.49%
Year Ended March 31, 2001	8.59%	$47,274	0.86%	4.03%	-----	-----	21.11%
Year Ended March 31, 2000	0.10%	$48,616	0.92%	3.91%	-----	-----	26.51%
Year Ended March 31, 1999	4.64%	$49,950	0.94%	3.76%	1.04%	3.66%	13.87%
Year Ended March 31, 1998	7.89%	$48,282	1.21%	3.76%	1.46%	3.51%	36.60%
Year Ended March 31, 1997	3.22%	$45,164	1.28%	3.68%	1.53%	3.43%	21.00%
Balanced Fund
Six Months Ended September 30, 2001 (unaudited)	(7.65%)(a)	$61,838	1.19%(b)	1.63%(b)	-----	-----	16.03%
Year Ended March 31, 2001	(15.39%)	$68,114	1.12%	2.03%	-----	-----	45.49%
Year Ended March 31, 2000	15.56%	$96,688	1.20%	1.77%	-----	-----	64.22%
Year Ended March 31, 1999	12.66%	$85,424	1.28%	1.61%	-----	-----	48.38%
Year Ended March 31, 1998	33.46%	$63,403	1.38%	1.58%	1.63%	1.33%	101.32%
Year Ended March 31, 1997	11.05%	$32,012	1.55%	1.58%	1.80%	1.33%	38.35%
Equity Fund S Shares
Six Months Ended September 30, 2001 (unaudited)	(14.42)(a)	$193,557	1.39%(b)	(0.64%)(b)	-----	-----	32.27%
Year Ended March 31, 2001	(22.98%)	$232,217	1.39%	(0.40%)	-----	-----	71.85%
Year Ended March 31, 2000	18.59%	$325,035	1.36%	(0.31%)	-----	-----	89.42%
Year Ended March 31, 1999	15.72%	$253,593	1.40%	(0.34%)	-----	-----	59.22%
Year Ended March 31, 1998	45.54%	$196,772	1.31%	0.08%	1.56%	0.33%	72.80%
Year Ended March 31, 1997	18.35%	$309,669	1.33%	0.32%	1.58%	0.07%	37.08%
Equity Fund T Shares
Six Months Ended September 30, 2001 (unaudited)	(14.25)(a)	$154,327	1.14%(b)	(0.39%)(b)	-----	-----	32.27%
Year Ended March 31, 2001	(22.79%)	$182,099	1.14%	(0.15%)	-----	-----	71.85%
Year Ended March 31, 2000	18.83%	$259,796	1.11%	(0.06%)	-----	-----	89.42%
Year Ended March 31, 1999	15.88%	$280,418	1.15%	(0.08%)	-----	-----	59.22%
February 14, 1998 to March 31, 1998	6.40%(a)	$275,245	1.19%(b)	0.63%(b)	1.44%(b)	0.38%(b)	72.80%
Aggressive Growth
Six Months Ended September 30, 2001 (unaudited)	(15.41%)(a)	$89,748	1.36%(b)	(0.83%)(b)	-----	-----	39.14%
Year Ended March 31, 2001	(32.83%)	$105,225	1.33%	(0.66%)	-----	-----	183.82%
Year Ended March 31, 2000	33.51%	$159,299	1.35%	(0.67%)	-----	-----	156.56%
Year Ended March 31, 1999	9.85%	$121,552	1.42%	(0.69%)	-----	-----	61.90%
Year Ended March 31, 1998	46.82%	$101,377	1.56%	(0.74%)	1.81%	(0.99%)	86.36%
Year Ended March 31, 1997	9.39%	$49,413	1.63%	(0.64%)	1.88%	(0.89%)	45.14%
Technology
Six Months Ended September 30, 2001(unaudited)	(37.26%)(a)	$2,291	1.75%(b)	(1.63%)(b)	2.70%(b)	(2.58%)(b)	52.52%
October 16, 2000 to March 31, 2001*	(68.60%)(a)	$2,602	1.74%(b)	(1.26%)(b)	2.71%(b)	(2.23%)(b)	140.81%

* Period from commencement of operations
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Includes $.04 per share and $.02 per share of distributions in excess of net investment income for the Limited Term Bond Fund and
Income Fund respectively, for year ended March 31, 1998.
(d) Includes $.01 per share of distribution in excess of net investment income.